UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by portfolio managers Julianne McHugh, Peter D. Goslin, CFA, Syed A. Zamil, CFA, and Chris Yao, CFA of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Diversified Emerging Markets Fund’s Class A shares produced a total return of 22.42%, Class C shares returned 22.02%, Class I shares returned 22.68% and Class Y shares returned 22.67%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of 22.43% for the same period.2

Emerging-markets stocks posted positive returns during the reporting period, amid supportive central bank policies and improving investor sentiment due to anticipated economic reopening, vaccine approval and rollouts. The fund performed in-line with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging-market equity strategies that are separately employed by: (i) Mellon Investments Corporation (Mellon), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Limited (the Newton Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued, and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Manager Performance Drives Positive Relative Results

The Multi-Factor Equity Strategy posted positive absolute performance in a period when investors rewarded value and dividend-yielding stocks and generally penalized growth and momentum stocks. Stock selection within the consumer discretionary, energy and information technology sectors contributed, as did positions in companies based in China and India. India-based Tata Motors was among the leading individual contributors to fund performance, as was Mexico-based mining company Grupo Mexico China-based health care company China Medical System Holdings was also a primary contributor to fund results. Conversely, stock selection within the industrials, consumer staples and health care sectors detracted from performance, as did selection among companies located in Malaysia and Thailand. From an individual company perspective, a position in China-based online commerce platform Alibaba Group Holding was a headwind to results, as was a position in Hong Kong-based materials company Conch Cement. Dr. Reddy’s Laboratories, an India-based health care company, also weighed on returns.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Newton Fund also produced positive absolute performance. At the sector level, the Fund benefited most from stock selection within the communication services, information technology and materials sectors. At a country level, the largest positive contribution came from Chinese holdings. Performance was driven in large part by the Fund’s holdings in the electric-vehicle (EV) supply chain, as strong EV sales numbers, coupled with U.S. president-elect Joe Biden’s promise of $2 trillion for renewable energy and other climate measures over his tenure, helped Korean battery maker Samsung SDI, copper-foils producer Iljin Materials and lithium producers Livent and Orocobre to outperform. Other top stock performers included Chinese online entertainment brand Bilibili, which made gains based on its strong earnings announcements and growth outlook, and chipmaker ASML Holding, whose results for the fourth quarter were solid, while guidance came in ahead of expectations. At a sector level, positioning within the consumer discretionary and financial sectors detracted. At a country level, positioning in Taiwan detracted as did the underweight in South Africa, as the hard-hit country started to recover from the pandemic. New Oriental Education & Technology Group (“New Oriental”) was the biggest detractor with the impact of COVID-19 resulting in the announcement of mixed results and a negative market reaction. The stock weakened further toward the end of the six months on fears about increased regulation despite nothing being communicated through official channels to date. We note that New Oriental strictly adheres to the regulations published in 2018. While stricter enforcement and additional regulatory curbs can negatively affect growth and profitability, New Oriental should be better positioned for this than smaller and more informal competitors. Maruti Suzuki India detracted, despite the latest results revealing that the company is running at near capacity and has a large backlog of orders. A recent report also highlighted that the company now accounts for 50% of all passenger-vehicle sales in India. The absence of large Index constituent Samsung Electronics also had a material negative impact after the shares rallied strongly in the first three months of the period on expectations of strong memory price recovery.

The Active Equity Strategy also posted positive absolute performance, in part due to security selection and allocation decisions within the materials, financials and information technology sectors. From a country perspective, selections among companies based in Taiwan, South Korea and South Africa provided the biggest tailwind. Taiwan Semiconductor Manufacturing was among the leading individual contributors to performance. Demand for semiconductors has surged since the beginning of the pandemic, helping to raise the stock prices of semiconductor manufacturers. Samsung Electronics, which produces semiconductors and electronic equipment, has also benefited from this trend and was among the leading contributors to total portfolio results. Tencent Holdings was also beneficial to performance. The stock rose for much of the period on the back of strong demand for its online games. Conversely, stock selection decisions in the consumer staples, consumer discretionary and real estate sectors weighed on results, as did companies based in Brazil, China and Mexico. China-based Alibaba Group Holding, an online commerce platform, was one of the largest detractors from total performance during the period. Chinese property company Shimao Property Holdings also provided a headwind, as did Malaysian-based health care equipment company Top Glove.

A Constructive Investment Posture

Each of the fund’s underlying strategies and the underlying fund employ its own distinctive approach to investing in emerging-market equities, and all have continued to find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.60	$12.73	$6.77	$6.38
Ending value (after expenses)	$1,224.20	$1,220.20	$1,226.80	$1,226.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.80	$11.55	$6.14	$5.79
Ending value (after expenses)	$1,017.20	$1,013.46	$1,018.85	$1,019.20
†

Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C, 1.22% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 62.6%
Brazil - 2.3%
B3 - Brasil Bolsa Balcao	41,900		406,967
Banco do Brasil	129,700		703,498
BB Seguridade Participacoes	36,100		155,530
BRF	12,700	[a]	56,837
Cia Siderurgica Nacional	49,500	[a]	331,809
Cyrela Brazil Realty Empreendimentos e Participacoes	100,500		440,128
EDP - Energias do Brasil	133,100		470,573
IRB Brasil Resseguros	10,600		11,544
JBS	57,400		306,955
Minerva	227,900		414,610
Petroleo Brasileiro, ADR	35,631		302,151
TIM	57,300		129,287
Vale	49,200		852,509
WEG	17,900		238,162
			4,820,560
Chile - .1%
Enel Americas	1,715,057		285,908
Enel Generacion Chile	64,627	[a]	22,697
			308,605
China - 22.7%
Agile Group Holdings	328,000		537,518
Agricultural Bank of China, Cl. H	1,284,000		513,659
Alibaba Group Holding, ADR	34,386	[a]	7,796,338
Anhui Conch Cement, Cl. H	187,200	[a]	1,217,242
ANTA Sports Products	15,200		247,921
BAIC Motor, Cl. H	111,000	[a,b]	35,553
Baidu, ADR	2,797	[a]	608,487
CGN Power, Cl. H	1,770,000	[b]	428,037
China Construction Bank, Cl. H	2,637,700	[a]	2,218,978
China Everbright Bank, Cl. A	711,600	[a]	442,918
China Evergrande Group	38,000	[a]	72,343
China Galaxy Securities, Cl. H	780,500	[a]	481,908
China Hongqiao Group	351,000		468,656
China Life Insurance, Cl. H	271,400		560,667
China Medical System Holdings	227,100		449,286
China Merchants Bank, Cl. H	85,500	[a]	652,735
China Minsheng Banking, Cl. H	797,000	[a]	462,365
China National Building Material, Cl. H	242,300		349,700
China Pacific Insurance Group, Cl. H	65,500	[a]	258,239
China Shenhua Energy, Cl. H	888,800		1,831,540

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
China - 22.7% (continued)
China Vanke, Cl. H	13,600	[a]	53,269
Chongqing Rural Commercial Bank, Cl. H	731,700	[a]	315,303
Cosco Shipping Holdings, Cl. H	592,000	[a]	761,503
Country Garden Services Holdings	27,000		273,678
ENN Energy Holdings	58,700		941,574
Fosun International	158,600		221,964
GSX Techedu, ADR	671	[a]	22,733
Industrial & Commercial Bank of China, Cl. H	91,200		65,460
Industrial Bank, Cl. A	94,200	[a]	346,190
JD.com, ADR	11,095	[a]	935,641
Jointown Pharmaceutical Group, CI. A	194,300	[a]	535,029
Kingdee International Software Group	6,000	[a]	18,600
Lenovo Group	360,000		512,162
Li Ning	34,500		224,110
Longfor Group Holdings	9,000	[b]	59,621
Meituan, Cl. B	42,800	[a,b]	1,641,728
Momo, ADR	10,435	[a]	153,812
NetEase, ADR	3,677		379,687
New China Life Insurance, Cl. H	260,200	[a]	1,007,450
NIO, ADR	10,666	[a]	415,761
PICC Property & Casualty, Cl. H	594,000	[a]	514,987
Pinduoduo, ADR	3,221	[a]	431,227
Ping An Insurance Group Company of China, Cl. H	119,000		1,416,685
Shandong Weigao Group Medical Polymer, Cl. H	6,800		13,418
Shanghai Pharmaceuticals Holding, Cl. H	269,800	[a]	529,598
Sinopharm Group, Cl. H	106,000		256,611
Sinotruk Hong Kong	384,700	[a]	1,152,997
Tencent Holdings	141,300		11,087,199
Times China Holdings	256,000		352,349
Tingyi Cayman Islands Holding	431,800		793,160
Uni-President China Holdings	395,200		480,904
Vipshop Holdings, ADR	7,073	[a]	211,200
Weichai Power, Cl. H	298,000	[a]	735,982
Yanzhou Coal Mining, Cl. H	571,500	[a]	676,323
Yihai International Holding	6,000		62,129
Yum China Holdings	1,648		97,578
Zhongsheng Group Holdings	54,200		382,058
Zoomlion Heavy Industry Science & Technology, Cl. A	228,500	[a]	443,056

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
China - 22.7% (continued)
Zoomlion Heavy Industry Science & Technology, Cl. H	322,700	[a]	460,757
			48,617,583
Colombia - .1%
Interconexion Electrica	31,645		194,449
Greece - .1%
Hellenic Telecommunications Organization	19,164	[a]	307,439
Hong Kong - 1.7%
Bosideng International Holdings	1,422,500		640,428
China Overseas Land & Investment	19,700		51,188
China Resources Cement Holdings	366,000		411,003
China Resources Land	36,000		174,348
China Taiping Insurance Holdings	152,600	[a]	310,928
Kingboard Laminates Holdings	108,000		233,668
Kunlun Energy	84,000		88,278
Nine Dragons Paper Holdings	153,500		224,699
Shanghai Industrial Holdings	900		1,343
Shanghai Industrial Urban Development Group	108,200		10,578
Shenzhen International Holdings	97,500		163,292
Shimao Group Holdings	190,500		599,134
SITC International Holdings	220,000		745,681
			3,654,568
Hungary - .3%
MOL Hungarian Oil & Gas	1,692	[a]	12,251
Richter Gedeon	20,978		618,504
			630,755
India - 5.6%
Amara Raja Batteries	33,584		392,184
Aurobindo Pharma	13,240		159,593
Bajaj Finance	3,525	[a]	248,287
Cipla	19,163	[a]	213,636
Dr. Reddy's Laboratories	4,492	[a]	277,456
HCL Technologies	39,930		536,660
Hero MotoCorp	17,500		697,379
Hindalco Industries	32,484	[a]	145,217
Hindustan Unilever	12,196		405,595
Housing Development Finance	25,841	[a]	882,917
Indus Towers	46,842		156,965
Infosys	82,523		1,544,109
ITC	95,008		283,931
LIC Housing Finance	76,749	[a]	449,490
Mindtree	22,370		637,593

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
India - 5.6% (continued)
Motherson Sumi Systems	244,760	[a]	674,386
Nestle India	752		176,550
Petronet LNG	121,377		372,944
REC	211,438		379,273
Reliance Industries	11,956	[a]	327,559
Shriram Transport Finance	39,085		760,330
Tata Consultancy Services	14,202		617,282
Tata Motors	117,759	[a]	486,087
Tech Mahindra	15,090		204,626
The Tata Power Company	322	[a]	455
UPL	60,304	[a]	529,396
Wipro	58,165		329,473
			11,889,373
Indonesia - .4%
Gudang Garam	53,700	[a]	133,742
Indah Kiat Pulp & Paper	210,000	[a]	151,084
Indofood CBP Sukses Makmur	295,100	[a]	186,914
Indofood Sukses Makmur	1,024,900	[a]	465,703
XL Axiata	172,000	[a]	24,749
			962,192
Malaysia - .9%
Hartalega Holdings	84,700		182,412
RHB Bank	441,500		571,773
Sime Darby	880,000		509,345
Supermax	108,900		100,062
Top Glove	431,100		469,932
			1,833,524
Mexico - 1.2%
America Movil, Ser. L	1,174,700		800,585
Coca-Cola Femsa	6,585		30,284
Fibra Uno Administracion	14,300		16,742
Gruma, Cl. B	39,405		466,548
Grupo Financiero Banorte, Cl. O	89,400	[a]	504,090
Grupo Mexico, Ser. B	152,300		802,799
			2,621,048
Philippines - .4%
Aboitiz Equity Ventures	280,240		199,192
Ayala Land	50,700		35,880
Globe Telecom	2,720		105,354
International Container Terminal Services	192,540		479,986
Metro Pacific Investments	70,000		5,394

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
Philippines - .4% (continued)
SM Prime Holdings	54,300	[a]	39,155
			864,961
Poland - .3%
CD Projekt	560	[a]	26,995
KGHM Polska Miedz	6,904	[a]	332,281
Polskie Gornictwo Naftowe i Gazownictwo	120,430	[a]	183,270
			542,546
Qatar - .2%
Ooredoo	153,686		298,362
The Commercial Bank	148,340		197,515
			495,877
Russia - 2.4%
Lukoil, ADR	25,127		2,031,770
MMC Norilsk Nickel, ADR	12,128		378,151
Polyus	358		66,214
Sberbank of Russia, ADR	131,144		2,020,273
Sistema, GDR	3,869	[a]	34,976
Tatneft, ADR	3,588		170,215
X5 Retail Group, GDR	10,810		348,514
			5,050,113
Saudi Arabia - .9%
Abdullah Al Othaim Markets	8,861		298,651
Al Rajhi Bank	23,984		631,848
Almarai	16,382		227,146
Bupa Arabia for Cooperative Insurance	10,881	[a]	347,004
Jarir Marketing	7,864		381,636
The Savola Group	2,639	[a]	27,655
			1,913,940
South Africa - 2.7%
Anglo American Platinum	949		138,373
AngloGold Ashanti	4,138		90,229
Clicks Group	31,430		511,909
Growthpoint Properties	19,705		17,622
Impala Platinum Holdings	78,119		1,448,748
Investec	104,690		306,906
Kumba Iron Ore	6,606		272,341
Mediclinic International	110,419	[a]	435,360
MTN Group	59,041	[a]	347,406
Naspers, Cl. N	2,366		566,126
Ninety One	203		660
Redefine Properties	23,528	[a]	5,978
Resilient REIT	2,677		8,250

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 62.6% (continued)
South Africa - 2.7% (continued)
Sibanye Stillwater	393,295		1,731,990
			5,881,898
South Korea - 8.9%
Celltrion	1,536	[a]	440,431
CJ CheilJedang	946		343,544
DB Insurance	12,005		501,733
DL E&C	1,309	[a]	139,372
Dl Holdings	305		23,581
Doosan Bobcat	3,338		124,170
Doosan Heavy Industries & Construction	12,840	[a]	147,488
Hana Financial Group	13,217		499,834
Hyundai Glovis	1,682		278,661
Hyundai Mobis	7,728		1,993,882
Kakao	978		430,346
KB Financial Group	13,085		649,770
Kia Motors	5,509		403,531
Korea Investment Holdings	7,588		573,919
Kumho Petrochemical	6,484		1,518,233
LG Electronics	8,021		1,063,088
Mirae Asset Daewoo	90,918		792,093
NAVER	96		31,979
NCSoft	221		170,473
POSCO	3,120		882,174
Posco International	1,191		21,205
Samsung Biologics	120	[a,b]	79,311
Samsung Electronics	84,541		6,080,528
Samsung SDI	140		81,643
Samsung Securities	24,523		854,811
Seegene	600		68,973
Shinhan Financial Group	26,202		867,033
			19,061,806
Taiwan - 9.7%
Accton Technology	6,000	[a]	58,038
Asia Cement	221,000	[a]	370,231
Chailease Holding	321,895	[a]	2,222,456
Evergreen Marine	334,000	[a]	532,611
Feng Tay Enterprise	19,440	[a]	132,857
Hotai Motor	5,000	[a]	103,039
Lite-On Technology	84,000	[a]	184,881
MediaTek	81,000	[a]	2,750,815
Micro-Star International	122,000	[a]	743,981
Nanya Technology	7,000	[a]	22,546
Powertech Technology	77,000	[a]	284,705

Description		Shares		Value ($)
Common Stocks - 62.6% (continued)
Taiwan - 9.7% (continued)
Realtek Semiconductor		43,000	[a]	744,471
Standard Foods		111,000	[a]	227,968
Taiwan Semiconductor Manufacturing		554,600		11,409,603
Uni-President Enterprises		101,000	[a]	258,403
United Microelectronics		225,000	[a]	395,857
Zhen Ding Technology Holding		81,000	[a]	342,078
				20,784,540
Thailand - .5%
Advanced Info Service, NVDR		44,000		244,288
Krungthai Card		9,600		24,269
PTT Exploration & Production, NVDR		29,000		105,792
Thai Union Group, NVDR		721,400		339,347
Thanachart Capital		297,700		362,003
				1,075,699
Turkey - .7%
BIM Birlesik Magazalar		61,739		527,873
Emlak Konut Gayrimenkul Yatirim Ortakligi		16,792		3,884
Eregli Demir ve Celik Fabrikalari		379,416		701,189
KOC Holding		12,702		29,858
Turkcell Iletisim Hizmetleri		99,082		179,631
Turkiye Vakiflar Bankasi, Cl. D		25,869		10,840
				1,453,275
United Arab Emirates - ..3%
Dubai Islamic Bank		534,005		661,482
Emaar Properties		35,277	[a]	33,998
				695,480
Uruguay - .2%
Globant		2,106	[a]	437,227
Total Common Stocks (cost $90,683,595)				134,097,458

Exchange-Traded Funds - 1.4%
United States - 1.4%
iShares MSCI Emerging Markets ETF (cost $2,852,283)		54,038		2,882,387
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
Brazil - .6%
Banco do Estado do Rio Grande do Sul, Cl. B	5.33	184,700		396,068
Cia Energetica de Minas Gerais	4.71	143,100		331,014

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .7% (continued)
Brazil - .6% (continued)
Cia Paranaense de Energia	4.35	373,900		474,296
				1,201,378
South Korea - .1%
Samsung Electronics	3.52	4,773		307,867
Total Preferred Stocks (cost $1,422,623)				1,509,245

Investment Companies - 34.2%
Registered Investment Companies - 34.2%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $36,858,738)		2,714,179	[c]	73,309,975
Total Investments (cost $131,817,239)		98.9%		211,799,065
Cash and Receivables (Net)		1.1%		2,396,563
Net Assets		100.0%		214,195,628

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $2,244,250 or 1.05% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	35.6
Semiconductors & Semiconductor Equipment	7.3
Banks	6.7
Materials	6.3
Media & Entertainment	6.0
Retailing	5.8
Technology Hardware & Equipment	4.0
Diversified Financials	3.3
Energy	2.8
Food, Beverage & Tobacco	2.5
Insurance	2.4
Capital Goods	2.2
Automobiles & Components	2.2
Software & Services	2.0
Utilities	1.5
Transportation	1.4
Consumer Durables & Apparel	1.3
Telecommunication Services	1.2
Health Care Equipment & Services	1.2
Pharmaceuticals Biotechnology & Life Sciences	1.1
Real Estate	1.0
Food & Staples Retailing	.8
Household & Personal Products	.2
Commercial & Professional Services	.1
Consumer Services	.0
98.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/2020 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	57,827,175	6,329,907		(4,604,420)	1,343,920
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,750	424,709		(446,459)	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	4,612,269		(4,612,269)	-
Total	57,848,925	11,366,885		(9,663,148)	1,343,920

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 3/31/2021 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	12,413,393	73,309,975	34.2	231,405
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	-	-	32†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	-	-	1,657†††
Total	12,413,393	73,309,975	34.2	233,094

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to financial statements.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Morgan Stanley
United States Dollar	112,162	South African Rand	1,653,180	4/1/2021	175
Gross Unrealized Appreciation					175

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	94,958,501	138,489,090
Affiliated issuers	36,858,738	73,309,975
Cash		1,700,904
Cash denominated in foreign currency	950,853	936,748
Dividends and securities lending income receivable		512,890
Receivable for shares of Beneficial Interest subscribed		326,753
Tax reclaim receivable		15,242
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		175
Prepaid expenses		47,272
		215,339,049
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		211,932
Payable for investment securities purchased		386,643
Foreign capital gains tax payable		272,817
Payable for shares of Beneficial Interest redeemed		204,356
Trustees’ fees and expenses payable		1,486
Other accrued expenses		66,187
		1,143,421
Net Assets ($)		214,195,628
Composition of Net Assets ($):
Paid-in capital		155,355,690
Total distributable earnings (loss)		58,839,938
Net Assets ($)		214,195,628

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	541,452	13,463	5,729,251	207,911,462
Shares Outstanding	17,248	460.19	184,117	6,674,278
Net Asset Value Per Share ($)	31.39	29.26	31.12	31.15

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $197,026 foreign taxes withheld at source):
Unaffiliated issuers	1,545,014
Affiliated issuers	231,405
Income from securities lending—Note 1(c)	1,689
Total Income	1,778,108
Expenses:
Investment advisory fee—Note 3(a)	695,242
Custodian fees—Note 3(c)	233,859
Professional fees	72,952
Administration fee—Note 3(a)	63,325
Registration fees	34,471
Trustees’ fees and expenses—Note 3(d)	7,809
Chief Compliance Officer fees—Note 3(c)	7,642
Prospectus and shareholders’ reports	5,751
Shareholder servicing costs—Note 3(c)	3,710
Loan commitment fees—Note 2	3,039
Distribution fees—Note 3(b)	99
Miscellaneous	13,893
Total Expenses	1,141,792
Less—reduction in expenses due to undertaking—Note 3(a)	(330)
Net Expenses	1,141,462
Investment Income—Net	636,646
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	3,143,205
Affiliated issuers	1,343,920
Net realized gain (loss) on forward foreign currency exchange contracts	(22,346)
Net Realized Gain (Loss)	4,464,779
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	19,872,061
Affiliated issuers	12,413,393
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,023)
Net Change in Unrealized Appreciation (Depreciation)	32,283,431
Net Realized and Unrealized Gain (Loss) on Investments	36,748,210
Net Increase in Net Assets Resulting from Operations	37,384,856

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	636,646	3,304,205
Net realized gain (loss) on investments	4,464,779	4,277,700
Net change in unrealized appreciation (depreciation) on investments	32,283,431	19,719,219
Net Increase (Decrease) in Net Assets Resulting from Operations	37,384,856	27,301,124
Distributions ($):
Distributions to shareholders:
Class A	(1,490)	(4,209)
Class C	-	(230)
Class I	(27,119)	(85,164)
Class Y	(1,141,669)	(4,635,350)
Total Distributions	(1,170,278)	(4,724,953)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	146,754	37,178
Class I	2,759,954	4,071,189
Class Y	24,387,996	32,168,702
Distributions reinvested:
Class A	1,177	4,103
Class C	-	140
Class I	24,958	74,367
Class Y	172,643	708,904
Cost of shares redeemed:
Class A	(15,725)	(64,475)
Class C	(22,338)	-
Class I	(1,320,685)	(4,837,945)
Class Y	(18,973,210)	(93,223,924)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	7,161,524	(61,061,761)
Total Increase (Decrease) in Net Assets	43,376,102	(38,485,590)
Net Assets ($):
Beginning of Period	170,819,526	209,305,116
End of Period	214,195,628	170,819,526

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class A
Shares sold	4,839	1,516
Shares issued for distributions reinvested	40	167
Shares redeemed	(502)	(2,835)
Net Increase (Decrease) in Shares Outstanding	4,377	(1,152)
Class C
Shares issued for distributions reinvested	-	6
Shares redeemed	(724)	-
Net Increase (Decrease) in Shares Outstanding	(724)	6
Class Ia
Shares sold	95,389	175,581
Shares issued for distributions reinvested	848	3,055
Shares redeemed	(45,476)	(222,389)
Net Increase (Decrease) in Shares Outstanding	50,761	(43,753)
Class Ya
Shares sold	772,866	1,549,992
Shares issued for distributions reinvested	5,860	29,113
Shares redeemed	(642,498)	(4,304,456)
Net Increase (Decrease) in Shares Outstanding	136,228	(2,725,351)

[a]

During the period ended March 31, 2021, 91,372 Class Y shares representing $2,639,827 were exchanged for 91,482 Class I shares and during the period ended September 30, 2020, 166,105 Class Y shares representing $3,853,381 were exchanged for 166,268 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2021		Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	25.72	22.25	22.69	24.18	19.92	17.23
Investment Operations:
Investment income—net[a]	.05	.21	.13	.19	.02	.02
Net realized and unrealized gain (loss) on investments	5.71	3.59	(.55)	(1.50)	4.26	2.72
Total from Investment Operations	5.76	3.80	(.42)	(1.31)	4.28	2.74
Distributions:
Dividends from investment income—net	(.09)	(.33)	(.02)	(.18)	(.02)	(.08)
Proceeds from redemption fees—Note 3(e)	-	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	31.39	25.72	22.25	22.69	24.18	19.92
Total Return (%)[c]	22.42[d]	17.12	(1.87)	(5.50)	21.48	16.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.67[f]	1.62	1.51	1.26	1.28	1.39
Ratio of net expenses to average net assets[e]	1.55[f]	1.55	1.51	1.26	1.27	1.39
Ratio of net investment income to average net assets[e]	.33[f]	.89	.60	.77	.08	.10
Portfolio Turnover Rate	24.57[d]	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	541	331	312	479	901	949

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2021		Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.99	20.81	21.37	22.85	18.98	16.50
Investment Operations:
Investment income (loss)—net[a]	(.06)	.03	.04	(.11)	(.16)	(.13)
Net realized and unrealized gain (loss) on investments	5.33	3.35	(.60)	(1.37)	4.03	2.58
Total from Investment Operations	5.27	3.38	(.56)	(1.48)	3.87	2.45
Distributions:
Dividends from investment income—net	-	(.20)	-	-	-	-
Proceeds from redemption fees—Note 3(e)	-	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	29.26	23.99	20.81	21.37	22.85	18.98
Total Return (%)[c]	22.02[d]	16.21	(2.62)	(6.48)	20.39	15.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.71[f]	2.51	2.27	2.59	2.32	2.23
Ratio of net expenses to average net assets[e]	2.30[f]	2.30	2.27	2.26	2.25	2.23
Ratio of net investment income (loss) to average net assets[e]	(.42)[f]	.15	.21	(.47)	(.83)	(.74)
Portfolio Turnover Rate	24.57[d]	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	13	28	25	29	28	64

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2021		Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	25.52	22.11	22.66	24.13	19.86	17.16
Investment Operations:
Investment income—net[a]	.09	.36	.33	.32	.13	.02
Net realized and unrealized gain (loss) on investments	5.68	3.54	(.64)	(1.52)	4.22	2.75
Total from Investment Operations	5.77	3.90	(.31)	(1.20)	4.35	2.77
Distributions:
Dividends from investment income—net	(.17)	(.49)	(.24)	(.27)	(.08)	(.10)
Proceeds from redemption fees—Note 3(e)	-	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	31.12	25.52	22.11	22.66	24.13	19.86
Total Return (%)	22.68[c]	17.71	(1.26)	(5.10)	22.05	16.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.22[e]	1.01	.90	.89	.95	1.11
Ratio of net expenses to average net assets[d]	1.22[e]	1.01	.90	.89	.94	1.11
Ratio of net investment income to average net assets[d]	.60[e]	1.53	1.49	1.26	.57	.12
Portfolio Turnover Rate	24.57[c]	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	5,729	3,403	3,916	4,700	3,550	1,207

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2021		Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	25.55	22.14	22.69	24.16	19.90	17.18
Investment Operations:
Investment income—net[a]	.10	.39	.35	.31	.13	.07
Net realized and unrealized gain (loss) on investments	5.68	3.53	(.63)	(1.50)	4.23	2.74
Total from Investment Operations	5.78	3.92	.28	1.19	4.36	2.81
Distributions:
Dividends from investment income—net	(.18)	(.51)	(.27)	(.28)	(.10)	(.12)
Proceeds from redemption fees—Note 3(e)	-	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	31.15	25.55	22.14	22.69	24.16	19.90
Total Return (%)	22.67[c]	17.84	(1.15)	(5.06)	22.06	16.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.15[e]	.91	.82	.80	.86	1.01
Ratio of net expenses to average net assets[d]	1.15[e]	.91	.82	.80	.85	1.01
Ratio of net investment income to average net assets[d]	.64[e]	1.71	1.59	1.24	.61	.42
Portfolio Turnover Rate	24.57[c]	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	207,911	167,057	205,052	225,899	213,397	147,926

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for the day-to-day management of the portions of the fund’s portfolio allocated to the Active Equity Strategy and Multi-Factor Equity Strategy as employees of the Sub-Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like the Sub-Adviser, will be an affiliate of the Adviser, the fund’s investment adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton, replacing the Sub-Adviser. As the fund’s sub-adviser, Newton will provide the day-to-day management of the portions of the fund’s portfolio allocated to the Active Equity Strategy and Multi-Factor Equity Strategy, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser (and not the fund) will pay Newton for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to Newton will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other material terms and conditions of the proposed sub-investment advisory agreement between the Adviser and Newton will be substantially similar to those of the sub-investment advisory agreement between the Adviser and Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of March 31, 2021, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	134,097,458	-	-	134,097,458
Equity Securities - Preferred Stocks	1,509,245	-	-	1,509,245
Exchange-Traded Funds	2,882,387	-	-	2,882,387
Investment Companies	73,309,975	-	-	73,309,975
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	175	-	175

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $227 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $22,277,630 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has $20,864,082 of short-term capital losses and $1,413,548 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: ordinary income $4,724,953. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2021, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $330 during the period ended March 31, 2021.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $63,325 during the period ended March 31, 2021.

During the period ended March 31, 2021, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $99 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $576 and $33, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $1,851 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $233,859 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $127,959, administration fees of $11,660, Distribution Plan fees of $9, Shareholder Services Plan fees of $119, custodian fees of $67,571, Chief Compliance Officer fees of $3,931 and transfer agency fees of $683.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2021, amounted to $53,614,011 and $47,061,882, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	175	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	175	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	175	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Morgan Stanley	175		-	-	175

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2021:

Average Market Value ($)
Forward contracts	259,280

At March 31, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $79,982,001, consisting of $83,367,401 gross unrealized appreciation and $3,385,400 gross unrealized depreciation.

At March 31, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services (the “Agreement”) and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board noted that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investments strategies were different than the strategies currently in place. The Board noted that different investments strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect during those periods.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods except the four-year and five- year period when it was below median and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

This page intentionally left blank.

For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6919SA0321

BNY Mellon International Equity Fund

SEMIANNUAL REPORT March 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon International Equity Fund’s Class A shares produced a total return of 20.23%, Class C shares returned 19.84%, Class I shares returned 20.43% and Class Y shares returned 20.39%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 20.08% for the same period.3

International equity markets generally provided positive returns over the reporting period, amid supportive central bank policies and improving investor sentiment due to anticipated economic reopening, vaccine approval and rollouts. The fund's relative performance as compared to the Index was primarily due to stock selection within the consumer discretionary sector and an underweight to the energy sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and

2

promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued, and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Stock Selection Drives Fund Performance

Stock picking in the consumer discretionary sector weighed on performance over the review period as China-based online commerce company Alibaba Group Holding emerged as the portfolio’s primary detractor. Alibaba Group Holding fell as the listing of Ant Group was suspended amid growing regulatory scrutiny of the company’s ecosystem. The overhang of an ongoing antitrust investigation into the company’s practices continued to hamper investor sentiment for the remainder of the review period. Despite these headwinds, we find it difficult to envisage a scenario in which Alibaba Group Holding will not continue to be the leading e-commerce and cloud platform in China. With management outlining plans for an accelerated shift to the cloud, SAP disappointed with its results for the third quarter as both full year and mid-term guidance were cut meaningfully. A cautious message on the pandemic’s ongoing impact on demand was also unhelpful for shares. An underweight to the energy sector also weighed as optimism around a rapid global economic recovery boosted the commodity price backdrop.

Conversely, stock selection was particularly strong in information technology, consumer staples and financials. Financial company Barclays reported results for the third quarter that were significantly ahead of consensus expectations, driven by better revenues across all businesses and lower loan losses. While a strong print in investment banking came as no surprise, a better-than-expected recovery in retail and commercial was a welcome development. The bank went on to issue another positive set of results for the fourth quarter and continued to find favor with investors encouraged by the prospects for its diversified business model. A backdrop of rising yields, perceived to be supportive of banking profitability, also aided shares as the market considered the prospect of a sharper-than-expected rebound for the global economy. Such a prospect also fueled a rally in mining stocks. Indeed, Anglo American contributed positively to relative returns as part of a buoyant mining sector boosted by the commodity-price backdrop. A void in sizeable Index constituent Nestle also proved beneficial.

Maintaining a Clear Focus in the Face of Uncertainty

Although the European Union’s recent vaccine-related travails will undoubtedly dent investor confidence in the bloc’s ability to recover economically from the pandemic over the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

second quarter, we remain positive on the prospects of a broader recovery led by the U.S. and fueled by a major stimulus package and an increasing pace of vaccinations. A key question remains the extent to which such a recovery has been built into valuations already and, as we move toward the end of the year, we anticipate that the market will need to see the beginnings of earnings progression in those more cyclically exposed names that have performed well of late. Although short-term market gyrations remain a consideration, our primary focus continues to be on those companies in which we have a strong long-term conviction. In this context, our thematic framework is able to serve as a valuable guide to our stock picking.

As highlighted over recent quarters, we continue with a balanced portfolio, with longer-term, secular growth situations being represented at higher weightings in most cases and more cyclical, higher-beta names being weighted intentionally modestly in order to reduce stock-specific risk within the more value-oriented areas.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.88	$9.98	$4.51	$4.51
Ending value (after expenses)	$1,202.30	$1,198.40	$1,204.30	$1,203.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.39	$9.15	$4.13	$4.13
Ending value (after expenses)	$1,019.60	$1,015.86	$1,020.84	$1,020.84
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.5%
China - 7.2%
Alibaba Group Holding	555,296	[a]	15,714,375
Meituan, Cl. B	176,528	[a,b]	6,771,285
Ping An Insurance Group Company of China, Cl. H	905,000		10,773,948
Tencent Holdings	261,335		20,505,827
			53,765,435
Denmark - .7%
Chr. Hansen Holding	57,212	[a]	5,198,754
France - 11.1%
AXA	420,988		11,298,156
Bureau Veritas	465,069		13,236,528
L'Oreal	23,565		9,031,012
Thales	94,753		9,413,819
Total	266,402		12,426,093
Valeo	331,411		11,259,065
Vivendi	473,191		15,537,510
			82,202,183
Germany - 9.4%
Bayer	137,414		8,695,406
Continental	81,878		10,821,266
Deutsche Post	250,473		13,723,051
HELLA GmbH & Co.	78,874	[a]	4,423,137
Infineon Technologies	319,480		13,545,622
SAP	155,152		18,998,880
			70,207,362
Hong Kong - 2.7%
AIA Group	1,641,712		19,914,002
India - 1.3%
Housing Development Finance	180,568	[a]	6,169,522
Vakrangee	4,872,018	[a]	3,734,955
			9,904,477
Ireland - 1.5%
CRH	245,663		11,514,917
Japan - 22.0%
Ebara	279,800		11,409,320
FANUC	34,700		8,206,092
M3	87,300		5,969,278
Pan Pacific International Holdings	451,300		10,642,080
Recruit Holdings	429,813		20,965,636
Sony Group	267,500		28,012,305
Sugi Holdings	110,100		8,720,497

6

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Japan - 22.0% (continued)
Suntory Beverage & Food	166,700		6,195,263
Suzuki Motor	411,500		18,674,983
TechnoPro Holdings	263,400		21,933,150
Topcon	505,100		6,121,871
Toyota Industries	189,200		16,848,155
			163,698,630
Netherlands - 3.1%
ASML Holding	37,778		22,904,269
Norway - 1.7%
Mowi	248,893		6,174,929
TOMRA Systems	149,297		6,463,663
			12,638,592
South Korea - 2.3%
Samsung SDI	28,988		16,904,864
Sweden - 1.6%
Swedbank, Cl. A	661,065		11,649,223
Switzerland - 8.7%
Alcon	93,048		6,515,280
Lonza Group	22,520		12,590,137
Novartis	157,536		13,462,607
Roche Holding	51,044		16,496,207
Zurich Insurance Group	35,749		15,258,051
			64,322,282
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing, ADR	139,967		16,555,297
Thailand - 1.0%
Kasikornbank	1,639,200		7,605,888
United Kingdom - 22.0%
Anglo American	428,994		16,810,861
Associated British Foods	223,942	[a]	7,455,743
Barclays	7,645,519		19,596,177
Diageo	460,559		18,981,132
GlaxoSmithKline	695,394		12,347,672
Informa	1,041,565	[a]	8,038,177
Linde	40,479		11,340,517
Natwest Group	3,096,502		8,377,594
Persimmon	167,074		6,771,649
Prudential	769,718		16,346,757
RELX	472,614		11,871,702
St. James's Place	594,338		10,438,575

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
United Kingdom - 22.0% (continued)
Unilever		270,725		15,105,661
				163,482,217
Total Common Stocks (cost $485,675,698)				732,468,392
	1-Day Yield (%)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,816,298)	0.06	18,816,298	[c]	18,816,298
Total Investments (cost $504,491,996)		101.0%		751,284,690
Liabilities, Less Cash and Receivables		(1.0%)		(7,624,574)
Net Assets		100.0%		743,660,116

ADR—American Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $6,771,285 or .91% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

8

Portfolio Summary (Unaudited) †	Value (%)
Commercial & Professional Services	10.0
Insurance	9.9
Pharmaceuticals Biotechnology & Life Sciences	8.6
Automobiles & Components	8.3
Banks	7.2
Semiconductors & Semiconductor Equipment	7.1
Materials	6.0
Media & Entertainment	5.9
Food, Beverage & Tobacco	5.2
Consumer Durables & Apparel	4.7
Retailing	4.5
Capital Goods	3.9
Household & Personal Products	3.2
Technology Hardware & Equipment	3.1
Software & Services	3.1
Investment Companies	2.5
Transportation	1.8
Health Care Equipment & Services	1.7
Energy	1.7
Diversified Financials	1.4
Food & Staples Retailing	1.2
101.0

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/20 ($)	Purchases ($)†	Sales ($)	Value 3/31/2021 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund; Institutional Shares	7,538,541	102,047,317	(90,769,560)	18,816,298	2.5	3,406
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	4,561,740	(4,561,740)	-	-	118††
Total	7,538,541	106,609,057	(95,331,300)	18,816,298	2.5	3,524

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
British Pound	802,934	United States Dollar	1,106,556	4/1/2021	372
HSBC
United States Dollar	97,267	Japanese Yen	10,724,130	4/1/2021	412
United States Dollar	20,099,308	Euro	16,962,831	5/11/2021	189,860
J.P. Morgan Securities
Euro	1,559,513	United States Dollar	1,831,272	4/1/2021	(2,394)
RBS Securities
Australian Dollar	18,192,334	Swiss Franc	18,370,522	6/17/2021	(178,188)
Australian Dollar	13,213,689	Swiss Franc	13,054,328	6/17/2021	159,361
State Street Bank and Trust Company
Euro	16,962,831	United States Dollar	20,617,000	5/11/2021	(707,552)
Gross Unrealized Appreciation					350,005
Gross Unrealized Depreciation					(888,134)

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	485,675,698	732,468,392
Affiliated issuers	18,816,298	18,816,298
Cash denominated in foreign currency	158,524	156,901
Tax reclaim receivable		3,150,773
Dividends receivable		2,158,858
Cash collateral held by broker—Note 4		800,000
Receivable for shares of Beneficial Interest subscribed		517,570
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		350,005
Prepaid expenses		41,834
		758,460,631
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		521,195
Payable for investment securities purchased		11,652,498
Payable for shares of Beneficial Interest redeemed		1,193,314
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		888,134
Foreign capital gains tax payable		445,091
Trustees’ fees and expenses payable		9,455
Other accrued expenses		90,828
		14,800,515
Net Assets ($)		743,660,116
Composition of Net Assets ($):
Paid-in capital		546,043,111
Total distributable earnings (loss)		197,617,005
Net Assets ($)		743,660,116

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	7,568,870	1,537,923	191,317,407	543,235,916
Shares Outstanding	302,759	62,767	7,719,796	22,025,357
Net Asset Value Per Share ($)	25.00	24.50	24.78	24.66

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $545,953 foreign taxes withheld at source):
Unaffiliated issuers	5,278,073
Affiliated issuers	3,406
Income from securities lending—Note 1(c)	118
Total Income	5,281,597
Expenses:
Investment advisory fee—Note 3(a)	2,717,736
Shareholder servicing costs—Note 3(c)	79,173
Professional fees	76,063
Custodian fees—Note 3(c)	62,044
Registration fees	35,098
Trustees’ fees and expenses—Note 3(d)	28,373
Prospectus and shareholders’ reports	13,990
Loan commitment fees—Note 2	10,707
Chief Compliance Officer fees—Note 3(c)	7,642
Distribution fees—Note 3(b)	5,450
Interest expense—Note 2	156
Miscellaneous	17,798
Total Expenses	3,054,230
Less—reduction in expenses due to undertaking—Note 3(a)	(65,555)
Net Expenses	2,988,675
Investment Income—Net	2,292,922
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	26,348,857
Net realized gain (loss) on forward foreign currency exchange contracts	1,103,236
Net Realized Gain (Loss)	27,452,093
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	102,613,435
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(236,609)
Net Change in Unrealized Appreciation (Depreciation)	102,376,826
Net Realized and Unrealized Gain (Loss) on Investments	129,828,919
Net Increase in Net Assets Resulting from Operations	132,121,841

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	2,292,922	8,689,552
Net realized gain (loss) on investments	27,452,093	9,473,878
Net change in unrealized appreciation (depreciation) on investments	102,376,826	(6,899,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,121,841	11,263,715
Distributions ($):
Distributions to shareholders:
Class A	(96,467)	(145,643)
Class C	(7,668)	(25,255)
Class I	(2,905,331)	(5,603,959)
Class Y	(8,112,047)	(22,376,787)
Total Distributions	(11,121,513)	(28,151,644)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,810,117	2,766,434
Class C	121,437	73,850
Class I	12,945,177	37,658,622
Class Y	31,345,421	40,097,530
Distributions reinvested:
Class A	95,166	142,532
Class C	7,668	25,107
Class I	2,831,297	5,456,699
Class Y	3,210,607	8,244,551
Cost of shares redeemed:
Class A	(2,871,683)	(2,570,930)
Class C	(175,122)	(473,511)
Class I	(33,840,601)	(85,992,364)
Class Y	(65,573,765)	(387,950,937)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(49,094,281)	(382,522,417)
Total Increase (Decrease) in Net Assets	71,906,047	(399,410,346)
Net Assets ($):
Beginning of Period	671,754,069	1,071,164,415
End of Period	743,660,116	671,754,069

14

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class A
Shares sold	117,200	136,909
Shares issued for distributions reinvested	4,002	6,608
Shares redeemed	(118,834)	(126,262)
Net Increase (Decrease) in Shares Outstanding	2,368	17,255
Class C
Shares sold	5,115	3,987
Shares issued for distributions reinvested	328	1,186
Shares redeemed	(7,686)	(25,911)
Net Increase (Decrease) in Shares Outstanding	(2,243)	(20,738)
Class Ia
Shares sold	551,549	2,086,495
Shares issued for distributions reinvested	120,174	255,463
Shares redeemed	(1,436,408)	(4,521,220)
Net Increase (Decrease) in Shares Outstanding	(764,685)	(2,179,262)
Class Ya
Shares sold	1,328,012	2,138,690
Shares issued for distributions reinvested	136,971	387,796
Shares redeemed	(2,831,801)	(21,527,805)
Net Increase (Decrease) in Shares Outstanding	(1,366,818)	(19,001,319)

[a]

During the period ended March 31, 2021, 130,916 Class Y shares representing $3,079,237 were exchanged for 130,297 Class I shares and during the period ended September 30, 2020, 469,553 Class Y shares representing $9,271,632 were exchanged for 467,400 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.07	20.28	21.97	21.55	18.97	18.54
Investment Operations:
Investment income—net[a]	.05	.16	.33	.32	.19	.22
Net realized and unrealized gain (loss) on investments	4.20	1.13	(1.66)	.34	2.57	.39
Total from Investment Operations	4.25	1.29	(1.33)	.66	2.76	.61
Distributions:
Dividends from investment income—net	(.32)	(.50)	(.36)	(.24)	(.18)	(.18)
Net asset value, end of period	25.00	21.07	20.28	21.97	21.55	18.97
Total Return (%)[b]	20.23[c]	6.31	(5.89)	3.06	14.76	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[d]	1.19	1.18	1.14	1.23	1.23
Ratio of net expenses to average net assets	1.07[d]	1.07	1.07	1.07	1.18	1.23
Ratio of net investment income to average net assets	.41[d]	.78	1.66	1.45	.99	1.16
Portfolio Turnover Rate	9.23[c]	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	7,569	6,329	5,743	5,697	3,845	5,839

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.57	19.78	21.38	21.04	18.50	18.10
Investment Operations:
Investment income (loss)—net[a]	(.04)	.00[b]	.17	.15	.06	.07
Net realized and unrealized gain (loss) on investments	4.09	1.10	(1.59)	.33	2.50	.38
Total from Investment Operations	4.05	1.10	(1.42)	.48	2.56	.45
Distributions:
Dividends from investment income—net	(.12)	(.31)	(.18)	(.14)	(.02)	(.05)
Net asset value, end of period	24.50	20.57	19.78	21.38	21.04	18.50
Total Return (%)[c]	19.84[d]	5.47	(6.55)	2.27	13.83	2.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[e]	1.96	1.93	1.90	1.99	2.02
Ratio of net expenses to average net assets	1.82[e]	1.82	1.82	1.82	1.95	2.02
Ratio of net investment income (loss) to average net assets	(.34)[e]	.00[f]	.89	.68	.32	.37
Portfolio Turnover Rate	9.23[d]	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	1,538	1,337	1,696	2,217	1,784	1,470

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.90	20.12	21.79	21.38	18.85	18.39
Investment Operations:
Investment income—net[a]	.07	.20	.36	.42	.27	.27
Net realized and unrealized gain (loss) on investments	4.17	1.13	(1.62)	.29	2.51	.41
Total from Investment Operations	4.24	1.33	(1.26)	.71	2.78	.68
Distributions:
Dividends from investment income—net	(.36)	(.55)	(.41)	(.30)	(.25)	(.22)
Net asset value, end of period	24.78	20.90	20.12	21.79	21.38	18.85
Total Return (%)	20.43[b]	6.53	(5.62)	3.30	15.02	3.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.88	.86	.87	.93	.94
Ratio of net expenses to average net assets	.82[c]	.82	.82	.82	.89	.94
Ratio of net investment income to average net assets	.62[c]	1.02	1.84	1.97	1.42	1.44
Portfolio Turnover Rate	9.23[b]	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	191,317	177,360	214,538	292,092	112,714	80,458

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.81	20.03	21.70	21.29	18.77	18.31
Investment Operations:
Investment income—net[a]	.08	.20	.37	.36	.27	.28
Net realized and unrealized gain (loss) on investments	4.13	1.13	(1.63)	.35	2.51	.40
Total from Investment Operations	4.21	1.33	(1.26)	.71	2.78	.68
Distributions:
Dividends from investment income—net	(.36)	(.55)	(.41)	(.30)	(.26)	(.22)
Net asset value, end of period	24.66	20.81	20.03	21.70	21.29	18.77
Total Return (%)	20.39[b]	6.58	(5.63)	3.33	15.11	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.82	.80	.80	.86	.88
Ratio of net expenses to average net assets	.82[c]	.82	.80	.80	.86	.88
Ratio of net investment income to average net assets	.64[c]	1.00	1.88	1.64	1.42	1.49
Portfolio Turnover Rate	9.23[b]	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	543,236	486,727	849,188	1,068,449	1,027,565	1,043,195

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

20

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when

22

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	732,468,392	-	-	732,468,392
Investment Companies	18,816,298	-	-	18,816,298
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	350,005	-	350,005
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	(888,134)	-	(888,134)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

24

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $19 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $62,524,371 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: ordinary income $28,151,644. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an

26

amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2021 was approximately $24,725 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $65,555 during the period ended March 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $5,450 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $8,964 and $1,817, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $2,808 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $62,044 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

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The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $475,628, Distribution Plan fees of $981, Shareholder Services Plan fees of $1,940, custodian fees of $44,000, Chief Compliance Officer fees of $3,931 and transfer agency fees of $1,051, which are offset against an expense reimbursement currently in effect in the amount of $6,336.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2021, amounted to $64,542,515 and $121,651,281, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	350,005	(888,134)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	350,005	(888,134)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	350,005	(888,134)

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The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	372		-	-		372
HSBC	190,272		-	-		190,272
RBS Securities	159,361		(159,361)	-		-
Total	350,005		(159,361)	-		190,644

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
J.P. Morgan Securities	(2,394)		-	-		(2,394)
RBS Securities	(178,188)		159,361	-		(18,827)
State Street Bank and Trust Company	(707,552)		-	400,000		(307,552)
Total	(888,134)		159,361	400,000		(328,773)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2021:

Average Market Value ($)
Forward contracts	37,395,395

At March 31, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $246,254,565, consisting of $263,630,553 gross unrealized appreciation and $17,375,988 gross unrealized depreciation.

At March 31, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international multi-cap growth funds selected by Broadridge as

32

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were approximately equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

34

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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36

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For More Information

BNY Mellon International Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6916SA0321

BNY Mellon Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Small Cap Growth Fund’s Class I shares produced a total return of 24.05%, and Class Y shares returned 24.06%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 35.92% for the same period.2

Small-cap growth stocks produced positive returns during the period, amid an environment of continued supportive central bank activities and improving investor sentiment due in part to vaccine approval and rollout. The fund underperformed the Index, mainly due to security selection within the information technology and communication services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

2

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued, and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Security Selections Drive Fund Performance

The fund’s underperformance was driven by security selections within the information technology, communication services, financials, and industrials sectors. A relative overweight to the communication services sector and underweights to the industrials and consumer discretionary sectors also weighed on results. From an individual stock perspective, business communication services company Bandwidth was among the top detractors from portfolio returns. The company benefited from the COVID-19 lockdown due to the increased need for video conferencing software. The rotation out of lockdown-beneficiary stocks into stocks that would benefit from economic reopening provided a headwind to the price of Bandwidth. Insurance services provider Palomar Holdings was also a leading detractor from total results as was iRhythm Technologies, a company which makes remote cardiac monitoring tools.

Conversely, stock selection within the health care and consumer staples sectors benefited returns, as did a lack of exposure to the utilities sector. From an individual stock perspective, Denali Therapeutics was among the leading contributors to fund performance. The company generates treatments for diseases such as Parkinson’s and Alzheimer’s. Preliminary trial data for the company’s therapies is promising and the stock rose during the period. Also, within the health care sector, life sciences tools company Pacific Biosciences of California and Twist Bioscience were among the leading contributors.

Remaining Focused in the Face of Uncertainty

If economic data remains strong, we expect markets may maintain a cyclical bias for the near future. Since October 2020, investors have been gravitating toward riskier segments of the market due to expectations of economic reopening. Prior to last fall, many value-oriented, cyclical names traded at massive discounts, giving them a lot of room to appreciate as they did over the last six months. However, it is our opinion that as the rally continues, we will see broader buoyancy to stock prices as opposed to appreciation being concentrated in small pockets of the markets. We expect that growth stocks will benefit from this widespread buoyancy. Over the longer term, we do not necessarily expect that this preference for cyclical stocks will hold. The pandemic has accelerated the trend toward a more remote workforce, which reinforces the need for technology. In addition, companies have spent money during the pandemic to increase productivity through investment in their

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

technological infrastructure, which may diminish their future need to expand their workforce.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class I	Class Y
Expenses paid per $1,000†	$5.59	$5.59
Ending value (after expenses)	$1,240.50	$1,240.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.2%
Capital Goods - 12.9%
AerCap Holdings	7,581	[a]	445,308
Armstrong World Industries	1,879		169,279
Array Technologies	8,907	[a]	265,607
Construction Partners, Cl. A	20,318	[a]	607,102
Curtiss-Wright	1,892		224,391
Energy Recovery	18,742	[a,b]	343,728
Holicity, Cl. A	16,563	[a,b]	195,278
Kornit Digital	9,232	[a]	915,076
Mercury Systems	6,535	[a]	461,698
Proto Labs	972	[a]	118,341
Ribbit LEAP	1,199	[a]	13,189
SiteOne Landscape Supply	1,713	[a,b]	292,478
The AZEK Company	4,774	[a]	200,747
TPG Pace Tech Opportunities, Cl. A	27,412	[a]	271,653
			4,523,875
Commercial & Professional Services - 1.4%
CACI International, Cl. A	2,025	[a]	499,486
Consumer Durables & Apparel - 2.0%
Callaway Golf	11,204	[a]	299,707
YETI Holdings	5,812	[a,b]	419,684
			719,391
Consumer Services - 2.1%
OneSpaWorld Holdings	8,675	[a,b]	92,389
Planet Fitness, Cl. A	8,517	[a]	658,364
			750,753
Energy - .9%
Cactus, Cl. A	10,878		333,084
Food & Staples Retailing - 1.2%
Grocery Outlet Holding	11,127	[a,b]	410,475
Food, Beverage & Tobacco - 5.1%
AppHarvest	16,912	[a,b]	309,490
Calavo Growers	5,486		425,933
Freshpet	6,754	[a,b]	1,072,603
			1,808,026
Health Care Equipment & Services - 11.0%
1Life Healthcare	20,242	[a,b]	791,057
Accolade	259	[a,b]	11,751
Acutus Medical	8,147	[a,b]	108,925
American Well, Cl. A	244	[a,b]	4,238
AtriCure	5,333	[a,b]	349,418
Evolent Health, Cl. A	14,079	[a,b]	284,396

6

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Health Care Equipment & Services - 11.0% (continued)
Health Catalyst	6,578	[a,b]	307,653
iRhythm Technologies	3,314	[a,b]	460,182
Nevro	1,536	[a,b]	214,272
Oak Street Health	63	[a,b]	3,419
Outset Medical	17	[a,b]	925
Tabula Rasa HealthCare	9,813	[a,b]	451,889
Teladoc Health	3,114	[a]	565,969
TransMedics Group	7,736	[a,b]	320,967
			3,875,061
Household & Personal Products - 1.9%
Inter Parfums	9,375	[b]	664,969
Insurance - 1.7%
BRP Group, Cl. A	9,617	[a]	262,063
Palomar Holdings	4,800	[a,b]	321,792
			583,855
Materials - 1.3%
Alamos Gold, Cl. A	15,627		122,047
Constellium	21,693	[a]	318,887
			440,934
Pharmaceuticals Biotechnology & Life Sciences - 23.5%
10X Genomics, CI. A	2,340	[a]	423,540
Acceleron Pharma	1,405	[a]	190,532
Adaptive Biotechnologies	3,282	[a]	132,133
Arena Pharmaceuticals	5,628	[a]	390,527
Ascendis Pharma, ADR	911	[a]	117,410
AVROBIO	7,104	[a,b]	90,150
Beam Therapeutics	2,588	[a,b]	207,143
Biohaven Pharmaceutical Holding	5,036	[a]	344,211
Blueprint Medicines	2,025	[a]	196,891
CareDx	3,328	[a]	226,603
Cerevel Therapeutics Holdings	15,692	[a,b]	215,451
Crinetics Pharmaceuticals	11,565	[a]	176,713
Dyne Therapeutics	9,435	[a]	146,526
FibroGen	7,029	[a,b]	243,977
Generation Bio	7,155	[a,b]	203,631
Iovance Biotherapeutics	6,449	[a,b]	204,175
MeiraGTx Holdings	4,839	[a]	69,827
NanoString Technologies	6,359	[a]	417,850
Natera	5,004	[a]	508,106
NeoGenomics	6,404	[a,b]	308,865
Pacific Biosciences of California	12,888	[a]	429,299
Passage Bio	10,996	[a]	192,210
Pliant Therapeutics	6,583	[a,b]	258,909

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 23.5% (continued)
PTC Therapeutics	4,868	[a]	230,500
Quanterix	8,938	[a]	522,605
Sarepta Therapeutics	2,310	[a,b]	172,164
Twist Bioscience	3,849	[a,b]	476,737
Ultragenyx Pharmaceutical	2,338	[a,b]	266,205
uniQure	4,543	[a]	153,054
Veracyte	3,608	[a,b]	193,930
Xenon Pharmaceuticals	19,357	[a]	346,490
Zogenix	10,413	[a,b]	203,262
			8,259,626
Real Estate - 1.7%
Physicians Realty Trust	9,276	[c]	163,907
Redfin	6,337	[a,b]	421,981
			585,888
Retailing - 3.5%
National Vision Holdings	13,579	[a,b]	595,168
Ollie's Bargain Outlet Holdings	3,041	[a,b]	264,567
Stitch Fix, Cl. A	7,199	[a,b]	356,638
			1,216,373
Semiconductors & Semiconductor Equipment - 2.4%
Power Integrations	4,889		398,356
Semtech	6,479	[a]	447,051
			845,407
Software & Services - 19.1%
Everbridge	5,987	[a,b]	725,505
HubSpot	1,660	[a]	753,989
Medallia	26,695	[a,b]	744,523
Mimecast	7,793	[a]	313,356
nCino	2,917	[a,b]	194,622
Proofpoint	3,168	[a]	398,503
Q2 Holdings	4,759	[a,b]	476,852
Rapid7	9,885	[a,b]	737,520
Shift4 Payments, Cl. A	5,542	[a,b]	454,499
Twilio, Cl. A	4,007	[a]	1,365,425
Zendesk	4,252	[a,b]	563,900
			6,728,694
Technology Hardware & Equipment - 3.6%
Calix	5,118	[a]	177,390
Littelfuse	826		218,427
Lumentum Holdings	4,286	[a,b]	391,526
NETGEAR	4,089	[a,b]	168,058

8

Description		Shares		Value ($)
Common Stocks - 98.2% (continued)
Technology Hardware & Equipment - 3.6% (continued)
nLight		9,243	[a]	299,473
				1,254,874
Telecommunication Services - 2.9%
Bandwidth, Cl. A		7,970	[a,b]	1,010,118
Total Common Stocks (cost $25,681,342)				34,510,889
	1-Day Yield (%)
Investment Companies - 16.9%
Registered Investment Companies - 16.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,936,304)	0.06	5,936,304	[d]	5,936,304

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $947,891)	0.02	947,891	[d]	947,891
Total Investments (cost $32,565,537)		117.8%		41,395,084
Liabilities, Less Cash and Receivables		(17.8%)		(6,258,457)
Net Assets		100.0%		35,136,627

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2021, the value of the fund’s securities on loan was $11,363,280 and the value of the collateral was $11,357,829, consisting of cash collateral of $947,891 and U.S. Government & Agency securities valued at $10,409,938.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Health Care	34.5
Information Technology	25.1
Investment Companies	19.6
Industrials	12.9
Consumer Staples	8.2
Consumer Discretionary	7.6
Communication Services	2.9
Real Estate	1.7
Financials	1.7
Diversified	1.4
Materials	1.3
Energy	.9
117.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 3/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	828,418	15,168,118	(10,060,232)	5,936,304	16.9	437
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	773,076	2,069,863	(2,842,939)	-	-	741†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	6,751,359	(5,803,468)	947,891	2.7	24,053†††
Total	1,601,494	23,989,340	(18,706,639)	6,884,195	19.6	25,231

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,363,280)—Note 1(c):
Unaffiliated issuers	25,681,342	34,510,889
Affiliated issuers	6,884,195	6,884,195
Receivable for shares of Beneficial Interest subscribed		95,640
Dividends and securities lending income receivable		12,966
Prepaid expenses		19,168
		41,522,858
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		14,907
Payable for investment securities purchased		5,354,214
Liability for securities on loan—Note 1(c)		947,891
Payable for shares of Beneficial Interest redeemed		8,906
Trustees’ fees and expenses payable		84
Other accrued expenses		60,229
		6,386,231
Net Assets ($)		35,136,627
Composition of Net Assets ($):
Paid-in capital		25,438,252
Total distributable earnings (loss)		9,698,375
Net Assets ($)		35,136,627

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	35,053,188	83,439
Shares Outstanding	679,492	1,613.28
Net Asset Value Per Share ($)	51.59	51.72

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $77 foreign taxes withheld at source):
Unaffiliated issuers	18,931
Affiliated issuers	437
Income from securities lending—Note 1(c)	24,794
Interest	1
Total Income	44,163
Expenses:
Investment advisory fee—Note 3(a)	99,840
Professional fees	45,753
Registration fees	19,094
Shareholder servicing costs—Note 3(b)	12,100
Custodian fees—Note 3(b)	8,000
Chief Compliance Officer fees—Note 3(b)	7,642
Administration fee—Note 3(a)	7,488
Prospectus and shareholders’ reports	6,358
Trustees’ fees and expenses—Note 3(c)	1,012
Loan commitment fees—Note 2	313
Miscellaneous	8,530
Total Expenses	216,130
Less—reduction in expenses due to undertaking—Note 3(a)	(90,886)
Net Expenses	125,244
Investment (Loss)—Net	(81,081)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,199,490
Net change in unrealized appreciation (depreciation) on investments	3,319,574
Net Realized and Unrealized Gain (Loss) on Investments	4,519,064
Net Increase in Net Assets Resulting from Operations	4,437,983

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment (loss)—net	(81,081)	(83,891)
Net realized gain (loss) on investments	1,199,490	1,160,577
Net change in unrealized appreciation (depreciation) on investments	3,319,574	3,462,584
Net Increase (Decrease) in Net Assets Resulting from Operations	4,437,983	4,539,270
Distributions ($):
Distributions to shareholders:
Class I	(971,604)	-
Class Y	(3,457)	-
Total Distributions	(975,061)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	18,772,065	11,913,135
Class Y	9,624	8,697
Distributions reinvested:
Class I	949,632	-
Class Y	379	-
Cost of shares redeemed:
Class I	(5,217,686)	(6,344,473)
Class Y	(4,043)	(22,080)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	14,509,971	5,555,279
Total Increase (Decrease) in Net Assets	17,972,893	10,094,549
Net Assets ($):
Beginning of Period	17,163,734	7,069,185
End of Period	35,136,627	17,163,734
Capital Share Transactions (Shares):
Class I
Shares sold	363,574	329,263
Shares issued for distributions reinvested	19,792	-
Shares redeemed	(97,241)	(182,331)
Net Increase (Decrease) in Shares Outstanding	286,125	146,932
Class Y
Shares sold	189	268
Shares issued for distributions reinvested	8	-
Shares redeemed	(80)	(700)
Net Increase (Decrease) in Shares Outstanding	117	(432)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2021	Year Ended September 30,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	43.47	28.46	35.83	31.65	30.32	35.16
Investment Operations:
Investment (loss)—net[a]	(.16)	(.28)	(.20)	(.19)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	10.45	15.29	(2.91)	8.54	5.52	4.08
Total from Investment Operations	10.29	15.01	(3.11)	8.35	5.45	4.00
Distributions:
Dividends from net realized gain on investments	(2.17)	-	(4.26)	(4.17)	(4.12)	(8.84)
Net asset value, end of period	51.59	43.47	28.46	35.83	31.65	30.32
Total Return (%)	24.05[b]	52.74	(7.64)	30.01	19.75	13.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73[c]	2.65	3.47	3.51	3.08	2.06
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	.98
Ratio of net investment (loss) to average net assets	(.65)[c]	(.79)	(.66)	(.58)	(.23)	(.26)
Portfolio Turnover Rate	13.90[b]	74.21	90.11	87.65	125.73	197.34
Net Assets, end of period ($ x 1,000)	35,053	17,099	7,014	7,051	5,377	6,441

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	March 31, 2021	Year Ended September 30,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	43.58	28.54	35.89	31.70	30.35	35.18
Investment Operations:
Investment (loss)—net[a]	(.17)	(.27)	(.19)	(.20)	(.21)	(.07)
Net realized and unrealized gain (loss) on investments	10.48	15.31	(2.90)	8.56	5.68	4.08
Total from Investment Operations	10.31	15.04	(3.09)	8.36	5.47	4.01
Distributions:
Dividends from net realized gain on investments	(2.17)	-	(4.26)	(4.17)	(4.12)	(8.84)
Net asset value, end of period	51.72	43.58	28.54	35.89	31.70	30.35
Total Return (%)	24.06[b]	52.70	(7.57)	30.00	19.81	13.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[c]	2.64	3.45	3.27	3.18	2.17
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	.97
Ratio of net investment (loss) to average net assets	(.66)[c]	(.77)	(.59)	(.59)	(.69)	(.23)
Portfolio Turnover Rate	13.90[b]	74.21	90.11	87.65	125.73	197.34
Net Assets, end of period ($ x 1,000)	83	65	55	743	1,541	70

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

18

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	34,510,889	-	-	34,510,889
Investment Companies	6,884,195	-	-	6,884,195

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

20

taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At March 31, 2021, the market value of the collateral was 99.95% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $3,378 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $90,886 during the period ended March 31, 2021.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $7,488 during the period ended March 31, 2021.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $922 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $8,000 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment

24

advisory fees of $19,911, administration fees of $1,493, custodian fees of $3,200, Chief Compliance Officer fees of $3,931 and transfer agency fees of $334, which are offset against an expense reimbursement currently in effect in the amount of $13,962.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2021, amounted to $17,640,779 and $3,334,152, respectively.

At March 31, 2021, accumulated net unrealized appreciation on investments was $8,829,547, consisting of $9,327,414 gross unrealized appreciation and $497,867 gross unrealized depreciation.

At March 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual

26

management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was in the first quartile of the Performance Group and Performance Universe for all periods (ranked first or second in the Performance Group for all periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

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• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6941SA0321

BNY Mellon Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA and Nicholas Cohn, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Small Cap Value Fund’s Class A shares produced a total return of 61.14%, Class C shares returned 60.48%, Class I shares returned 61.43% and Class Y shares returned 61.51%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 61.59% for the same period.2

Small-cap value stocks produced positive returns during the period, amid an environment of continued supportive central bank activities and improving investor sentiment due in part to vaccine approval and rollout. The fund slightly underperformed the Index, due primarily to stock selection within the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of

2

volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Stock Selection Drives Fund Performance

The largest detractors from relative performance were stock selection within the information technology, energy, real estate and materials sectors. An underweight to the energy sector and overweight to the real estate sector also weighed on results. From the perspective of individual positions, a lack of exposure to GameStop was a leading detractor from portfolio returns. The stock was up over 1,000% during the period after trades placed by members of an online forum drove up the stock price. The fund did not hold the position as we did not believe the fundamentals were sound. The position is in the Index, so fund performance lagged the Index. Medical center REIT Physicians Realty Trust and mining company Alamos Gold were also among the leading detractors.

Conversely, security selection within the financials, health care, consumer discretionary and industrials sectors bolstered results. An underweight to the health care sector was also helpful. Top individual contributors included small regional bank Webster Financial. The stock has risen on the back of increasing interest rates, which are favorable for financial institutions. Financial technology company Silvergate Capital was also a leading contributor. The company has built an exchange network for cryptocurrencies, which capital markets companies can use to place transactions using cryptocurrency. Kohl’s department store also bolstered returns for the six months.

Poised for Potential Recovery

The recent increase in interest rates and expected reopening of the economy is supporting an upswing for COVID-19-sensitive sectors. The industrials space is also getting a boost, due to the impending infrastructure spending bill. It is our opinion that many of small-cap infrastructure companies would benefit from implementation of the infrastructure plan, such as those that are connected to electric vehicles, the power grid and renewable energy. Small-cap companies tend to outperform at the beginning of a recovery cycle, and it is our opinion that we are currently at that stage of the economic cycle. We believe the current backdrop looks favorable for small-cap value companies.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.92	$14.42	$6.78	$6.52
Ending value (after expenses)	$1,611.40	$1,604.80	$1,614.30	$1,615.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.89	$11.15	$5.24	$5.04
Ending value (after expenses)	$1,018.10	$1,013.86	$1,019.75	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.22% for Class C, 1.04% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Automobiles & Components - 1.5%
Stoneridge	33,253	[a]	1,057,778
Visteon	16,950	[a]	2,067,052
			3,124,830
Banks - 17.3%
Banner	37,057		1,976,250
Central Pacific Financial	65,929		1,758,986
Columbia Banking System	46,312	[b]	1,995,584
Cullen/Frost Bankers	9,538	[b]	1,037,353
CVB Financial	53,366		1,178,855
Essent Group	49,655		2,358,116
First Bancorp	29,593		1,287,295
First Hawaiian	11,391		311,772
First Interstate BancSystem, Cl. A	53,407		2,458,858
First Merchants	21,200		985,800
Heritage Commerce	144,255		1,762,796
Heritage Financial	33,758	[b]	953,326
Old National Bancorp	98,102		1,897,293
Seacoast Banking Corp. of Florida	65,091	[a]	2,358,898
Silvergate Capital, Cl. A	10,300	[a]	1,464,351
TriState Capital Holdings	20,671	[a]	476,673
UMB Financial	28,427		2,624,665
United Community Bank	109,353		3,731,124
Webster Financial	106,208		5,853,123
			36,471,118
Capital Goods - 13.4%
Dycom Industries	23,013	[a]	2,136,757
EMCOR Group	10,856		1,217,609
EnerSys	25,815		2,344,002
Fluor	116,563	[a]	2,691,440
GrafTech International	132,963		1,626,137
Granite Construction	63,833	[b]	2,569,278
Holicity, Cl. A	38,076	[a,b]	448,916
Hyster-Yale Materials Handling	8,902		775,542
Kaman	17,801		913,013
Kennametal	24,073		962,198
Matrix Service	91,691	[a]	1,202,069
Rexnord	56,903		2,679,562
Spirit AeroSystems Holdings, Cl. A	32,296		1,571,200
The Gorman-Rupp Company	8,043		266,304
The Greenbrier Companies	46,495	[b]	2,195,494
TriMas	43,884	[a]	1,330,563

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Capital Goods - 13.4% (continued)
Valmont Industries	7,022		1,668,919
Wabash National	86,626		1,628,569
			28,227,572
Commercial & Professional Services - 3.4%
Huron Consulting Group	22,615	[a]	1,139,344
KBR	101,915		3,912,517
Korn Ferry	35,205		2,195,736
			7,247,597
Consumer Durables & Apparel - 5.9%
Capri Holdings	43,633	[a]	2,225,283
Helen of Troy	5,807	[a,b]	1,223,303
KB Home	36,508		1,698,717
Meritage Homes	12,327	[a]	1,133,098
Oxford Industries	27,170		2,375,201
Skechers USA, CI. A	60,838	[a]	2,537,553
Tri Pointe Homes	57,691	[a]	1,174,589
			12,367,744
Consumer Services - 2.5%
Houghton Mifflin Harcourt	178,318	[a]	1,358,783
The Cheesecake Factory	68,514	[a,b]	4,008,754
			5,367,537
Diversified Financials - 2.7%
Federated Hermes	77,498		2,425,687
LPL Financial Holdings	15,985		2,272,428
WisdomTree Investments	144,064		900,400
			5,598,515
Energy - 5.3%
Cactus, Cl. A	82,805		2,535,489
Cimarex Energy	17,854		1,060,349
CNX Resources	191,146	[a]	2,809,846
Comstock Resources	229,003	[a]	1,268,677
Helix Energy Solutions Group	492,898	[a,b]	2,489,135
Viper Energy Partners	64,659		941,435
			11,104,931
Food & Staples Retailing - .6%
The Chefs' Warehouse	44,728	[a,b]	1,362,415
Food, Beverage & Tobacco - .7%
Calavo Growers	13,141		1,020,267
Fresh Del Monte Produce	14,846		425,041
			1,445,308
Health Care Equipment & Services - 3.8%
Acadia Healthcare	50,256	[a,b]	2,871,628
Apria	49,219	[a]	1,374,687

6

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Health Care Equipment & Services - 3.8% (continued)
Evolent Health, Cl. A	93,830	[a,b]	1,895,366
NuVasive	28,500	[a]	1,868,460
			8,010,141
Insurance - 1.1%
Kemper	18,330		1,461,268
Safety Insurance Group	10,321		869,544
			2,330,812
Materials - 7.0%
Alamos Gold, Cl. A	151,391		1,182,364
Cabot	39,483		2,070,489
Carpenter Technology	49,451		2,034,909
Chase	5,810		676,226
Coeur Mining	171,875	[a]	1,552,031
Ferro	35,698	[a]	601,868
Hecla Mining	156,894	[b]	892,727
Materion	15,004		993,865
MP Materials	46,668	[a,b]	1,677,715
Schnitzer Steel Industries, Cl. A	52,741		2,204,046
Stepan	6,995		889,134
			14,775,374
Media & Entertainment - 3.2%
Gray Television	115,875		2,132,100
John Wiley & Sons, Cl. A	20,669		1,120,260
MSG Networks, Cl. A	119,908	[a,b]	1,803,416
TEGNA	92,442		1,740,683
			6,796,459
Pharmaceuticals Biotechnology & Life Sciences - .2%
FibroGen	14,960	[a,b]	519,262
Real Estate - 9.9%
Agree Realty	26,314	[c]	1,771,195
Cousins Properties	22,867	[c]	808,348
Equity Commonwealth	49,412	[c]	1,373,654
Newmark Group, Cl. A	202,436		2,025,372
Pebblebrook Hotel Trust	71,479	[b,c]	1,736,225
Physicians Realty Trust	134,507	[c]	2,376,739
Potlatchdeltic	63,977	[c]	3,385,663
Rayonier	48,555	[c]	1,565,899
STAG Industrial	31,786	[c]	1,068,327
Sunstone Hotel Investors	218,380	[a,c]	2,721,015
Weingarten Realty Investors	75,623	[c]	2,035,015
			20,867,452
Retailing - 5.4%
Bed Bath & Beyond	25,797	[a,b]	751,983

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Retailing - 5.4% (continued)
Dillard's, Cl. A	24,067	[b]	2,324,150
Funko, Cl. A	25,010	[a]	492,197
Kohl's	44,997		2,682,271
Nordstrom	41,766	[a]	1,581,678
Sally Beauty Holdings	45,399	[a,b]	913,882
Urban Outfitters	71,313	[a,b]	2,652,130
			11,398,291
Semiconductors & Semiconductor Equipment - 1.4%
Diodes	37,819	[a]	3,019,469
Software & Services - 4.6%
A10 Networks	87,137	[a]	837,387
Cognyte Software	44,975	[a]	1,250,755
CSG Systems International	37,196		1,669,728
MAXIMUS	18,411		1,639,315
Progress Software	37,015		1,630,881
Verint Systems	22,196	[a]	1,009,696
Xperi Holding	36,781		800,722
Zuora, Cl. A	59,316	[a]	877,877
			9,716,361
Technology Hardware & Equipment - 2.5%
ADTRAN	96,809		1,614,774
NETGEAR	68,007	[a,b]	2,795,088
nLight	26,770	[a]	867,348
			5,277,210
Transportation - 2.0%
SkyWest	75,919	[a]	4,136,067
Utilities - 4.5%
Avista	39,841		1,902,408
Chesapeake Utilities	14,304	[b]	1,660,408
NorthWestern	28,995		1,890,474
Portland General Electric	35,469		1,683,713
Southwest Gas Holdings	27,143		1,864,996
Spire	7,423		548,485
			9,550,484
Total Common Stocks (cost $143,610,393)			208,714,949

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,161,616)	0.06	2,161,616	[d]	2,161,616

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,696,159)	0.02	5,696,159	[d]	5,696,159
Total Investments (cost $151,468,168)		102.6%		216,572,724
Liabilities, Less Cash and Receivables		(2.6%)		(5,420,357)
Net Assets		100.0%		211,152,367

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2021, the value of the fund’s securities on loan was $33,481,138 and the value of the collateral was $34,366,546, consisting of cash collateral of $5,696,159 and U.S. Government & Agency securities valued at $28,670,387.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	21.0
Industrials	18.6
Consumer Discretionary	15.3
Real Estate	9.9
Information Technology	8.5
Materials	7.0
Energy	5.3
Utilities	4.5
Health Care	4.1
Investment Companies	3.7
Communication Services	3.2
Consumer Staples	1.3
Diversified	.2
102.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 3/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	36,608,341	(34,446,725)	2,161,616	1.0	845
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,012,229	4,818,689	(7,830,918)	-	-	72,648†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	34,280,296	(28,584,137)	5,696,159	2.7	147,337†††
Total	3,012,229	75,707,326	(70,861,780)	7,857,775	3.7	220,830

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securitites to financial statements.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $33,481,138)—Note 1(c):
Unaffiliated issuers	143,610,393	208,714,949
Affiliated issuers	7,857,775	7,857,775
Receivable for investment securities sold		347,271
Dividends and securities lending income receivable		153,308
Receivable for shares of Beneficial Interest subscribed		61,845
Prepaid expenses		33,539
		217,168,687
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		175,427
Liability for securities on loan—Note 1(c)		5,696,159
Payable for investment securities purchased		47,327
Payable for shares of Beneficial Interest redeemed		29,420
Trustees’ fees and expenses payable		828
Other accrued expenses		67,159
		6,016,320
Net Assets ($)		211,152,367
Composition of Net Assets ($):
Paid-in capital		141,115,416
Total distributable earnings (loss)		70,036,951
Net Assets ($)		211,152,367

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	27,225,417	1,105,298	135,018,787	47,802,865
Shares Outstanding	1,089,715	45,667	5,371,872	1,888,922
Net Asset Value Per Share ($)	24.98	24.20	25.13	25.31

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,222 foreign taxes withheld at source):
Unaffiliated issuers	1,466,241
Affiliated issuers	845
Income from securities lending—Note 1(c)	219,985
Total Income	1,687,071
Expenses:
Investment advisory fee—Note 3(a)	717,609
Shareholder servicing costs—Note 3(c)	70,671
Administration fee—Note 3(a)	53,821
Professional fees	48,204
Registration fees	33,421
Prospectus and shareholders’ reports	10,838
Chief Compliance Officer fees—Note 3(c)	7,642
Trustees’ fees and expenses—Note 3(d)	7,133
Custodian fees—Note 3(c)	4,036
Distribution fees—Note 3(b)	3,988
Loan commitment fees—Note 2	2,684
Interest expense—Note 2	921
Miscellaneous	10,413
Total Expenses	971,381
Investment Income—Net	715,690
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,033,171
Net change in unrealized appreciation (depreciation) on investments	65,882,386
Net Realized and Unrealized Gain (Loss) on Investments	81,915,557
Net Increase in Net Assets Resulting from Operations	82,631,247

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	715,690	1,435,899
Net realized gain (loss) on investments	16,033,171	(6,129,254)
Net change in unrealized appreciation (depreciation) on investments	65,882,386	(24,248,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,631,247	(28,941,965)
Distributions ($):
Distributions to shareholders:
Class A	(114,484)	(2,022,089)
Class C	-	(129,047)
Class I	(889,463)	(9,644,441)
Class Y	(326,361)	(3,635,523)
Total Distributions	(1,330,308)	(15,431,100)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	888,797	923,182
Class C	5,258	47,887
Class I	8,242,082	23,297,929
Class Y	2,057,083	2,218,593
Distributions reinvested:
Class A	109,265	1,935,640
Class C	-	114,926
Class I	840,147	9,102,667
Class Y	326,286	3,634,781
Cost of shares redeemed:
Class A	(2,712,913)	(4,140,271)
Class C	(339,476)	(652,400)
Class I	(15,954,049)	(35,743,011)
Class Y	(4,946,919)	(9,078,634)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,484,439)	(8,338,711)
Total Increase (Decrease) in Net Assets	69,816,500	(52,711,776)
Net Assets ($):
Beginning of Period	141,335,867	194,047,643
End of Period	211,152,367	141,335,867

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	38,907	53,183
Shares issued for distributions reinvested	5,356	95,966
Shares redeemed	(134,211)	(245,966)
Net Increase (Decrease) in Shares Outstanding	(89,948)	(96,817)
Class Ca
Shares sold	268	2,836
Shares issued for distributions reinvested	-	5,846
Shares redeemed	(17,589)	(38,383)
Net Increase (Decrease) in Shares Outstanding	(17,321)	(29,701)
Class Ia
Shares sold	373,383	1,441,490
Shares issued for distributions reinvested	40,983	449,292
Shares redeemed	(778,286)	(2,133,921)
Net Increase (Decrease) in Shares Outstanding	(363,920)	(243,139)
Class Y
Shares sold	94,453	131,670
Shares issued for distributions reinvested	15,808	178,264
Shares redeemed	(245,539)	(527,472)
Net Increase (Decrease) in Shares Outstanding	(135,278)	(217,538)

[a]

During the period ended March 31, 2021, 664 Class C shares representing $12,830 were automatically converted to 642 Class A shares and during the period ended September 30, 2020, 221 Class I shares representing $3,772 were exchanged for 215 Class C shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2021	Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.58	20.11	24.49	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.05	.10	.10	.04	.05	.02
Net realized and unrealized gain (loss) on investments	9.45	(3.01)	(1.71)	3.37	3.94	.40
Total from Investment Operations	9.50	(2.91)	(1.61)	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(.10)	(.10)	(0.03)	(.06)	(.09)	-
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(.10)	(1.62)	(2.77)	(4.10)	(2.00)	-
Net asset value, end of period	24.98	15.58	20.11	24.49	25.18	23.19
Total Return (%)[c]	61.14[d]	(16.27)	(5.05)	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37[e]	1.42	1.31	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.37[e]	1.42	1.31	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.51[e]	.55	.49	.15	.21	.46[e]
Portfolio Turnover Rate	32.24[d]	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	27,225	18,379	25,664	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2021	Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.08	19.58	24.07	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.03)	(.06)	(.06)	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	9.15	(2.92)	(1.69)	3.32	3.95	.40
Total from Investment Operations	9.12	(2.98)	(1.75)	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)	-
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	-	(1.52)	(2.74)	(4.04)	(1.97)	-
Net asset value, end of period	24.20	15.08	19.58	24.07	24.94	23.16
Total Return (%)[c]	60.48[d]	(17.04)	(5.76)	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.22[e]	2.31	2.08	2.19	2.30	2.13[e]
Ratio of net expenses to average net assets	2.22[e]	2.31	2.08	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.34)[e]	(.36)	(.30)	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	32.24[d]	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	1,105	950	1,815	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

16

Six Months Ended March 31, 2021		Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.69	20.23	24.64	25.27	23.20	21.95
Investment Operations:
Investment income—net[a]	.09	.16	.15	.11	.15	.14
Net realized and unrealized gain (loss) on investments	9.51	(3.02)	(1.72)	3.40	3.93	3.11
Total from Investment Operations	9.60	(2.86)	(1.57)	3.51	4.08	3.25
Distributions:
Dividends from investment income—net	(.16)	(.16)	(.10)	(.10)	(.10)	(.17)
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)	(1.83)
Total Distributions	(.16)	(1.68)	(2.84)	(4.14)	(2.01)	(2.00)
Net asset value, end of period	25.13	15.69	20.23	24.64	25.27	23.20
Total Return (%)	61.43[b]	(16.03)	(4.72)	15.43	17.98	15.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.07	1.02	1.01	1.03	1.00
Ratio of net expenses to average net assets	1.04[c]	1.07	1.02	1.01	1.03	1.00
Ratio of net investment income to average net assets	.84[c]	.92	.75	.46	.62	.63
Portfolio Turnover Rate	32.24[b]	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	135,019	90,017	120,937	215,318	208,377	205,339

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2021	Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.80	20.36	24.74	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	.09	.17	.23	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	9.59	(3.04)	(1.79)	3.57	3.97	.40
Total from Investment Operations	9.68	(2.87)	(1.56)	3.53	4.07	.43
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.08)	-	(.11)	-
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(.17)	(1.69)	(2.82)	(4.04)	(2.02)	-
Net asset value, end of period	25.31	15.80	20.36	24.74	25.25	23.20
Total Return (%)	61.51[c]	(15.94)	(4.67)	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	1.01	1.01	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	1.00[d]	1.00	1.00	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	.87[d]	.97	1.23	(.14)	.42	.72[d]
Portfolio Turnover Rate	32.24[c]	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	47,803	31,990	45,631	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

20

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	208,714,949	-	-	208,714,949
Investment Companies	7,857,775	-	-	7,857,775

† See Statement of Investments for additional detailed categorizations, if any.

22

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $31,486 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

24

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: ordinary income $1,558,223 and long-term capital gains $13,872,877. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2021 was approximately $146,154 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation agreement at any time. During the period ended March 31, 2021, there were no reimbursements pursuant to the Agreements.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $53,821 during the period ended March 31, 2021.

During the period ended March 31, 2021, the Distributor retained $203 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $3,988 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $29,167 and $1,329, respectively, pursuant to the Shareholder Services Plan.

26

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $8,104 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $4,036 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $145,216, administration fees of $10,839, Distribution Plan fees of $711, Shareholder Services Plan fees of $6,081, custodian fees of $5,619, Chief Compliance Officer fees of $3,931 and transfer agency fees of $3,030.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2021, amounted to $55,430,910 and $69,334,247, respectively.

At March 31, 2021, accumulated net unrealized appreciation on investments was $65,104,556, consisting of $66,323,639 gross unrealized appreciation and $1,219,083 gross unrealized depreciation.

At March 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Performance Group (the “Expense Group”) and with a broader group of all institutional small cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group medians for all periods except for the one- and two-year periods and above the Performance Universe medians for the three-, five- and ten-year periods and only slightly below the median for the four-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of Class Y shares so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services

30

provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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33

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6944SA0321

BNY Mellon Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Small/Mid Cap Growth Fund’s Class A shares produced a total return of 18.26%, Class C shares returned 17.81%, Class I shares returned 18.43%, Class Y shares returned 18.42% and Class Z shares returned 18.34%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 29.02% for the same period.2

Small- and mid-cap growth stocks produced positive returns during the period, amid an environment of continued supportive central bank activities and improving investor sentiment due in part to vaccine approval and rollout. The fund underperformed the Index, mainly due to security selections in the industrials, health care and communications services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and

2

promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market, on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued, and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Security Selections Drive Fund Performance

The fund’s underperformance was driven by security selections within the industrials, health care, communication services, consumer discretionary and information technology sectors. A relative overweight to the communication services sector and an underweight to the industrials sector also weighed on results. From an individual stock perspective, business communication services company Bandwidth was among the top detractors from portfolio returns. The company benefited from the COVID-19-lockdown due to the increased need for video conferencing software. The rotation out of lockdown-beneficiary stocks into stocks that would benefit from economic reopening provided a headwind to the price of Bandwidth. Software company Splunk also weighed on results. The stock fell after the company reported disappointing earnings during the period. Telehealth provider Teladoc was also among the leading detractors.

Conversely, an overweight to the energy sector and underweights to the real estate and consumer staples sectors provided a tailwind to fund returns. From an individual stock perspective, Twist Bioscience was among the leading contributors to results. The company has developed a proprietary synthetic DNA manufacturing process, making them a preferred provider in a growing industry. The stock was up over the period. Slack Technologies, a real-time collaboration application, was also a leading contributor, as was Align Technology, maker of the Invisalign orthodontic device.

Remaining Focused in the Face of Uncertainty

If economic data remains strong, we expect markets may maintain a cyclical bias for the near future. Since October 2020, investors have been gravitating toward riskier segments of the market due to expectations of economic reopening. Prior to last fall, many value-oriented, cyclical names traded at massive discounts, giving them a lot of room to appreciate as they did over the last six months. However, it is our opinion that as the rally continues, we will see broader buoyancy to stock prices as opposed to appreciation being concentrated in small pockets of the markets. We expect that growth stocks will benefit from this widespread buoyancy. Over the longer term, we do not necessarily expect that this preference for cyclical stocks will hold. The pandemic has accelerated the trend toward a more remote workforce, which reinforces the need for technology. In addition, companies have spent

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

money during the pandemic to increase productivity through investment in their technological infrastructure, which may diminish their future need to expand their workforce.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.17	$9.29	$3.81	$3.43	$4.25
Ending value (after expenses)	$1,182.60	$1,178.10	$1,184.30	$1,184.20	$1,183.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.78	$8.60	$3.53	$3.18	$3.93
Ending value (after expenses)	$1,020.19	$1,016.40	$1,021.44	$1,021.79	$1,021.04
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.71% for Class C, .70% for Class I, .63% for Class Y and .78% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Capital Goods - 9.6%
AerCap Holdings	710,564	[a]	41,738,529
Armstrong World Industries	259,152		23,347,004
Array Technologies	1,054,621	[a]	31,448,798
Colfax	441,118	[a,b]	19,325,380
Curtiss-Wright	242,683		28,782,204
Graco	447,243		32,031,544
Holicity, Cl. A	1,211,622	[a,b]	14,285,023
Kornit Digital	470,406	[a]	46,626,643
Masco	674,403		40,396,740
Mercury Systems	788,564	[a]	55,712,047
Rexnord	605,441		28,510,217
Ribbit LEAP	273,588	[a]	3,009,468
SiteOne Landscape Supply	129,086	[a,b]	22,040,144
The AZEK Company	689,504	[a]	28,993,643
TPG Pace Tech Opportunities, Cl. A	2,347,528	[a]	23,264,002
Virgin Galactic Holdings	1,100,701	[a,b]	33,714,472
			473,225,858
Commercial & Professional Services - 3.9%
CACI International, Cl. A	234,939	[a]	57,950,054
Clarivate	2,580,633	[a]	68,102,905
CoStar Group	44,038	[a]	36,194,392
FTI Consulting	204,384	[a,b]	28,636,242
			190,883,593
Consumer Durables & Apparel - 5.3%
Callaway Golf	1,034,556	[a]	27,674,373
Lululemon Athletica	179,435	[a]	55,034,509
Peloton Interactive, Cl. A	1,566,847	[a]	176,176,277
			258,885,159
Consumer Services - 4.9%
Aramark	597,873		22,587,642
Chegg	299,042	[a,b]	25,615,938
DraftKings, Cl. A	1,164,768	[a,b]	71,435,221
Norwegian Cruise Line Holdings	746,567	[a,b]	20,597,783
OneSpaWorld Holdings	736,322	[a,b]	7,841,829
Planet Fitness, Cl. A	1,172,636	[a]	90,644,763
			238,723,176
Diversified Financials - 2.4%
Ares Management, Cl. A	767,020		42,976,131
Morningstar	194,034		43,665,411
Tradeweb Markets, Cl. A	441,435		32,666,190
			119,307,732

6

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Energy - .7%
Cactus, Cl. A	1,091,055		33,408,104
Food & Staples Retailing - .8%
Grocery Outlet Holding	1,039,977	[a,b]	38,364,751
Health Care Equipment & Services - 10.9%
1Life Healthcare	2,410,150	[a,b]	94,188,662
ABIOMED	243,388	[a]	77,575,057
Align Technology	156,940	[a]	84,987,718
American Well, Cl. A	54,081	[a,b]	939,387
DexCom	247,541	[a]	88,963,760
Insulet	237,755	[a,b]	62,035,035
Nevro	176,820	[a,b]	24,666,390
Oak Street Health	20,393	[a,b]	1,106,728
Outset Medical	3,865	[a,b]	210,217
Teladoc Health	462,028	[a,b]	83,973,589
Teleflex	39,990		16,614,245
			535,260,788
Insurance - 1.5%
Markel	24,888	[a]	28,362,863
Palomar Holdings	306,647	[a,b]	20,557,615
Reinsurance Group of America	214,099		26,987,179
			75,907,657
Materials - 1.1%
Alamos Gold, Cl. A	2,260,153		17,651,795
Constellium	2,420,358	[a]	35,579,263
			53,231,058
Media & Entertainment - 1.6%
Liberty Media Corp-Liberty Formula One, Cl. C	926,451	[a]	40,106,064
Live Nation Entertainment	464,211	[a,b]	39,295,461
			79,401,525
Pharmaceuticals Biotechnology & Life Sciences - 16.5%
10X Genomics, CI. A	413,836	[a,b]	74,904,316
Acceleron Pharma	249,371	[a]	33,817,201
Adaptive Biotechnologies	468,541	[a]	18,863,461
Arena Pharmaceuticals	300,626	[a]	20,860,438
Ascendis Pharma, ADR	202,518	[a,b]	26,100,520
AVROBIO	527,751	[a,b]	6,697,160
Biohaven Pharmaceutical Holding	690,772	[a,b]	47,214,266
Bio-Techne	104,586		39,944,531
Blueprint Medicines	337,940	[a]	32,857,906
FibroGen	1,264,426	[a,b]	43,888,226
Horizon Therapeutics	1,088,732	[a]	100,206,893
Iovance Biotherapeutics	792,013	[a,b]	25,075,132

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 16.5% (continued)
Natera	351,987	[a]	35,740,760
Neurocrine Biosciences	473,750	[a,b]	46,072,187
PTC Therapeutics	315,693	[a]	14,948,064
Repligen	195,618	[a]	38,030,095
Sarepta Therapeutics	693,306	[a,b]	51,672,096
Twist Bioscience	471,498	[a,b]	58,399,742
Ultragenyx Pharmaceutical	273,485	[a,b]	31,139,002
uniQure	355,964	[a]	11,992,427
Veracyte	424,397	[a,b]	22,811,339
Zogenix	1,316,630	[a,b]	25,700,618
			806,936,380
Real Estate - .7%
Americold Realty Trust	904,519	[c]	34,796,846
Retailing - 5.2%
Expedia Group	425,066	[a]	73,162,360
Farfetch, Cl. A	595,814	[a,b]	31,590,058
National Vision Holdings	1,760,636	[a,b]	77,168,676
Ollie's Bargain Outlet Holdings	449,497	[a,b]	39,106,239
Stitch Fix, Cl. A	671,002	[a,b]	33,241,439
			254,268,772
Semiconductors & Semiconductor Equipment - 2.1%
Power Integrations	634,131		51,668,994
Semtech	720,129	[a]	49,688,901
			101,357,895
Software & Services - 24.6%
Affirm Holdings	8,139	[a]	575,590
Bill.com Holdings	205,334	[a]	29,876,097
DocuSign	241,197	[a]	48,830,333
Euronet Worldwide	509,692	[a]	70,490,404
Everbridge	431,472	[a,b]	52,285,777
HubSpot	240,747	[a]	109,349,695
Medallia	3,667,503	[a,b]	102,286,659
nCino	428,058	[a,b]	28,560,030
Nuance Communications	1,716,773	[a]	74,919,974
Proofpoint	674,966	[a]	84,903,973
Q2 Holdings	645,713	[a,b]	64,700,443
Rapid7	1,034,415	[a,b]	77,177,703
Shift4 Payments, Cl. A	601,288	[a,b]	49,311,629
Splunk	466,006	[a]	63,134,493
Square, Cl. A	546,849	[a]	124,162,065
Twilio, Cl. A	466,299	[a]	158,896,047

8

Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Software & Services - 24.6% (continued)
Zendesk		516,591	[a,b]	68,510,298
				1,207,971,210
Technology Hardware & Equipment - 4.0%
Cognex		267,395		22,191,111
Littelfuse		101,242		26,772,434
Lumentum Holdings		670,742	[a,b]	61,272,282
nLight		808,065	[a]	26,181,306
Trimble		338,011	[a]	26,293,876
Zebra Technologies, Cl. A		73,045	[a]	35,439,973
				198,150,982
Telecommunication Services - 2.6%
Bandwidth, Cl. A		996,291	[a,b]	126,269,921
Transportation - .5%
Lyft, Cl. A		377,943	[a]	23,878,439
Total Common Stocks (cost $3,147,862,256)				4,850,229,846

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 Growth ETF (cost $11,852,287)		81,919	[b]	24,636,320
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $27,919,255)	0.06	27,919,255	[d]	27,919,255

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $64,846,246)	0.02	64,846,246	[d]	64,846,246
Total Investments (cost $3,252,480,044)		101.3%		4,967,631,667
Liabilities, Less Cash and Receivables		(1.3%)		(64,060,494)
Net Assets		100.0%		4,903,571,173

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2021, the value of the fund’s securities on loan was $895,776,986 and the value of the collateral was $906,467,470, consisting of cash collateral of $64,846,246 and U.S. Government & Agency securities valued at $841,621,224.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.7
Health Care	27.4
Consumer Discretionary	15.3
Industrials	13.2
Communication Services	4.2
Financials	4.0
Investment Companies	2.4
Materials	1.1
Diversified	.8
Consumer Staples	.8
Real Estate	.7
Energy	.7
101.3

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 3/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,664,248	837,132,565	(830,877,558)	27,919,255.6		36,369
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	105,376,347	168,282,199	(273,658,546)	-	-	124,404†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	577,272,077	(512,425,831)	64,846,246	1.3	809,851†††
Total	127,040,595	1,582,686,841	(1,616,961,935)	92,765,501	1.9	970,624

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $895,776,986)—Note 1(c):
Unaffiliated issuers	3,159,714,543	4,874,866,166
Affiliated issuers	92,765,501	92,765,501
Receivable for investment securities sold		24,455,194
Receivable for shares of Beneficial Interest subscribed		23,017,025
Dividends and securities lending income receivable		398,433
Prepaid expenses		212,874
		5,015,715,193
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,842,374
Liability for securities on loan—Note 1(c)		64,846,246
Payable for investment securities purchased		38,453,780
Payable for shares of Beneficial Interest redeemed		5,441,208
Trustees’ fees and expenses payable		20,988
Other accrued expenses		539,424
		112,144,020
Net Assets ($)		4,903,571,173
Composition of Net Assets ($):
Paid-in capital		2,994,403,850
Total distributable earnings (loss)		1,909,167,323
Net Assets ($)		4,903,571,173

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	739,461,899	102,454,031	3,463,119,191	417,627,132	180,908,920
Shares Outstanding	20,640,282	3,363,097	92,233,133	11,023,580	4,830,179
Net Asset Value Per Share ($)	35.83	30.46	37.55	37.88	37.45

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $14,265 foreign taxes withheld at source):
Unaffiliated issuers	3,245,032
Affiliated issuers	36,369
Income from securities lending—Note 1(c)	934,255
Total Income	4,215,656
Expenses:
Investment advisory fee—Note 3(a)	13,604,463
Shareholder servicing costs—Note 3(c)	2,350,206
Distribution fees—Note 3(b)	499,633
Trustees’ fees and expenses—Note 3(d)	190,099
Registration fees	165,298
Administration fee—Note 3(a)	100,773
Prospectus and shareholders’ reports	91,959
Loan commitment fees—Note 2	64,092
Professional fees	55,729
Custodian fees—Note 3(c)	43,860
Chief Compliance Officer fees—Note 3(c)	7,642
Miscellaneous	83,312
Total Expenses	17,257,066
Investment (Loss)—Net	(13,041,410)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	239,029,968
Net change in unrealized appreciation (depreciation) on investments	402,427,088
Net Realized and Unrealized Gain (Loss) on Investments	641,457,056
Net Increase in Net Assets Resulting from Operations	628,415,646

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment (loss)—net	(13,041,410)	(12,125,862)
Net realized gain (loss) on investments	239,029,968	397,123,301
Net change in unrealized appreciation (depreciation) on investments	402,427,088	772,083,078
Net Increase (Decrease) in Net Assets Resulting from Operations	628,415,646	1,157,080,517
Distributions ($):
Distributions to shareholders:
Class A	(51,073,262)	-
Class C	(9,451,282)	-
Class I	(230,046,227)	-
Class Y	(30,298,600)	-
Class Z	(14,141,108)	-
Total Distributions	(335,010,479)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	211,442,379	117,773,547
Class C	23,239,639	18,557,850
Class I	1,006,859,786	871,515,029
Class Y	88,913,792	66,552,781
Class Z	1,186,822	1,644,317
Distributions reinvested:
Class A	47,675,490	-
Class C	8,993,788	-
Class I	221,085,493	-
Class Y	29,697,863	-
Class Z	13,203,544	-
Cost of shares redeemed:
Class A	(83,284,353)	(101,136,817)
Class C	(21,294,708)	(21,492,449)
Class I	(427,455,524)	(477,845,957)
Class Y	(61,103,472)	(67,100,042)
Class Z	(6,742,468)	(11,395,960)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,052,418,071	397,072,299
Total Increase (Decrease) in Net Assets	1,345,823,238	1,554,152,816
Net Assets ($):
Beginning of Period	3,557,747,935	2,003,595,119
End of Period	4,903,571,173	3,557,747,935
14

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	5,689,620	4,251,878
Shares issued for distributions reinvested	1,373,142	-
Shares redeemed	(2,247,736)	(4,012,789)
Net Increase (Decrease) in Shares Outstanding	4,815,026	239,089
Class Ca,b
Shares sold	727,315	788,775
Shares issued for distributions reinvested	303,844	-
Shares redeemed	(658,957)	(982,762)
Net Increase (Decrease) in Shares Outstanding	372,202	(193,987)
Class Ib
Shares sold	25,691,842	30,816,864
Shares issued for distributions reinvested	6,080,459	-
Shares redeemed	(11,085,158)	(18,282,340)
Net Increase (Decrease) in Shares Outstanding	20,687,143	12,534,524
Class Yb
Shares sold	2,245,222	2,350,552
Shares issued for distributions reinvested	809,647	-
Shares redeemed	(1,571,346)	(2,460,347)
Net Increase (Decrease) in Shares Outstanding	1,483,523	(109,795)
Class Zb
Shares sold	30,698	64,484
Shares issued for distributions reinvested	363,934	-
Shares redeemed	(176,079)	(413,141)
Net Increase (Decrease) in Shares Outstanding	218,553	(348,657)

[a]

During the period ended March 31, 2021, 1,794 Class C shares representing $60,416 were automatically converted to 1,527 Class A shares and during the period ended September 30, 2020, 291 Class C shares representing $5,676 were automatically converted to 253 Class A shares.

[b]

During the period ended March 31, 2021, 1,161 Class A shares representing $40,274 were exchanged for 1,113 Class I shares. During the period ended September 30, 2020, 144 Class A shares representing $3,288 were exchanged for 139 Class I shares, 366 Class C shares representing $8,292 were exchanged for 306 Class I shares, 12,657 Class Y shares representing $364,276 were exchanged for 12,755 Class I shares and 229 Class Z shares representing $6,909 were exchanged for 238 Class A shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2021		Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	32.98	21.08	24.00	19.87	16.66	15.83
Investment Operations:
Investment (loss)—net[a]	(.14)	(.17)	(.12)	(.11)	(.04)	(.06)
Net realized and unrealized gain (loss) on investments	6.08	12.07	(1.23)	6.05	3.63	1.92
Total from Investment Operations	5.94	11.90	(1.35)	5.94	3.59	1.86
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	35.83	32.98	21.08	24.00	19.87	16.66
Total Return (%)[b]	18.26[c]	56.50	(5.17)	32.33	21.95	12.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.96	.98	1.00	1.04	1.04
Ratio of net expenses to average net assets	.95[d]	.96	.98	1.00	1.03	1.04
Ratio of net investment (loss) to average net assets	(.76)[d]	(.65)	(.58)	(.53)	(.20)	(.41)
Portfolio Turnover Rate	14.49[c]	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	739,462	521,990	328,595	339,848	225,374	222,978

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2021		Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	28.55	18.39	21.31	17.96	15.20	14.64
Investment Operations:
Investment (loss)—net[a]	(.24)	(.32)	(.25)	(.24)	(.16)	(.17)
Net realized and unrealized gain (loss) on investments	5.24	10.48	(1.10)	5.40	3.30	1.76
Total from Investment Operations	5.00	10.16	(1.35)	5.16	3.14	1.59
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	30.46	28.55	18.39	21.31	17.96	15.20
Total Return (%)[b]	17.81[c]	55.25	(5.88)	31.34	21.00	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[d]	1.73	1.74	1.73	1.79	1.83
Ratio of net expenses to average net assets	1.71[d]	1.73	1.74	1.73	1.79	1.83
Ratio of net investment (loss) to average net assets	(1.53)[d]	(1.42)	(1.34)	(1.27)	(.97)	(1.19)
Portfolio Turnover Rate	14.49[c]	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	102,454	85,398	58,574	62,107	37,725	33,779

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2021		Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	34.40	21.94	24.85	20.46	17.09	16.18
Investment Operations:
Investment income (loss)—net[a]	(.10)	(.12)	(.08)	(.07)	.02	(.03)
Net realized and unrealized gain (loss) on investments	6.34	12.58	(1.26)	6.27	3.73	1.97
Total from Investment Operations	6.24	12.46	(1.34)	6.20	3.75	1.94
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	37.55	34.40	21.94	24.85	20.46	17.09
Total Return (%)	18.43[b]	56.79	(4.95)	32.69	22.34	12.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70[c]	.73	.74	.74	.75	.79
Ratio of net expenses to average net assets	.70[c]	.73	.74	.74	.75	.79
Ratio of net investment income (loss) to average net assets	(.52)[c]	(.42)	(.35)	(.29)	.10	(.16)
Portfolio Turnover Rate	14.49[b]	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	3,463,119	2,461,228	1,294,518	1,207,703	497,604	511,768

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2021		Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	34.67	22.09	24.99	20.55	17.15	16.21
Investment Operations:
Investment income (loss)—net[a]	(.09)	(.09)	(.06)	(.03)	.01	(.00)[b]
Net realized and unrealized gain (loss) on investments	6.39	12.67	(1.27)	6.28	3.77	1.97
Total from Investment Operations	6.30	12.58	(1.33)	6.25	3.78	1.97
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	37.88	34.67	22.09	24.99	20.55	17.15
Total Return (%)	18.42[c]	56.99	(4.87)	32.79	22.44	12.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63[d]	.64	.64	.65	.68	.68
Ratio of net expenses to average net assets	.63[d]	.64	.64	.65	.68	.68
Ratio of net investment income (loss) to average net assets	(.45)[d]	(.33)	(.25)	(.16)	.05	(.03)
Portfolio Turnover Rate	14.49[c]	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	417,627	330,796	213,183	221,008	420,380	117,953

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2021		Year Ended September 30,
Class Z Shares	(Unaudited)	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	34.33	21.92	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.12)	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	6.33	12.55	(1.26)	4.04
Total from Investment Operations	6.21	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	-
Net asset value, end of period	37.45	34.33	21.92	24.83
Total Return (%)	18.34[c]	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[d]	.84	.76	.84[d]
Ratio of net expenses to average net assets	.78[d]	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.60)[d]	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	14.49[c]	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	180,909	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of the Sub-Adviser will become employees of Newton Investment Management North America, LLC (“Newton”), which, like the Sub-Adviser, will be an affiliate of the Adviser, and will no longer be employees of the Sub-Adviser. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton, replacing the Sub-Adviser. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser's supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser (and not the fund) will pay Newton for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to Newton will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

material terms and conditions of the proposed sub-investment advisory agreement between the Adviser and Newton will be substantially similar to those of the sub-investment advisory agreement between the Adviser and the Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

22

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

24

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	4,850,229,846	-	-	4,850,229,846
Exchange-Traded Funds	24,636,320	-	-	24,636,320
Investment Companies	92,765,501	-	-	92,765,501

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $126,985 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

26

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration

28

Agreement, the fund was charged $100,773 during the period ended March 31, 2021.

During the period ended March 31, 2021, the Distributor retained $61,453 from commissions earned on sales of the fund’s Class A shares and $5,559 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $388,888 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2021, Class Z shares were charged $110,745 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $845,217 and $129,629, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $69,654 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $43,860 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $2,504,500, administration fees of $17,165, Distribution Plan fees of $85,242, Shareholder Services Plan fees of $180,026, custodian fees of $24,230, Chief Compliance Officer fees of $3,931 and transfer agency fees of $27,280.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2021, amounted to $1,331,602,541 and $630,338,778, respectively.

At March 31, 2021, accumulated net unrealized appreciation on investments was $1,715,151,623, consisting of $1,800,197,194 gross unrealized appreciation and $85,045,571 gross unrealized depreciation.

30

At March 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

32

group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was in the first quartile of the Performance Group and the Performance Universe for all periods except the ten-year period, when the fund’s total return performance was in the second quartile of the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

34

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6921SA0321

BNY Mellon Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 1.63%, Class C shares returned 1.30%, Class I shares returned 1.76% and Class Y shares returned 1.78%.1 In comparison, the fund’s benchmark, the Bloomberg’ Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 0.72% for the same period.2

Municipal bonds rose during the reporting period as the market continued to recover from the market turmoil that resulted from the COVID-19 pandemic. The fund outperformed the Index, primarily due to favorable sector allocation and security selection.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Market Recovery Continues

The municipal bond market experienced extraordinary volatility early in 2020 as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Support from the Federal Reserve (the “Fed”), an easing of government-mandated lockdowns and strong inflows to municipal bond funds toward the end of 2020 bolstered the market.

Approval of multiple COVID-19 vaccines and passage of a federal stimulus package also contributed further to demand. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election also provided support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

2

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely. Yield spreads of municipal bonds over Treasury bonds compressed late in the reporting period. This was due to both a rise in long-term Treasury yields and to a decline in long-term municipal bond yields. Although the municipal bond market experienced some turmoil late in the period as the prospects of a stronger economy and an increase in inflation have grown, most of the volatility occurred among longer maturities.

Despite an increase in volatility, the municipal bond market has benefited from strong fundamentals due in part to a $350 billion relief package from the federal government. In addition, inflows to municipal bond mutual funds in 2021 have been the strongest on record.

Sector Allocation and Security Selection Enhanced Returns

The fund’s performance versus the Index was helped primarily by sector allocation and security selection decisions. The fund’s overweight to revenue bonds and underweight to general obligation bonds contributed positively to returns, with prepaid gas bonds and health care bonds performing particularly well. Other positive contributors included New Jersey Transportation Trust Fund bonds and New Jersey Economic Development bonds. Holdings of Chicago water and sewer bonds, Illinois Finance Authority and Port of Seattle bonds also were beneficial. Derivatives were not used during the reporting period.

On the other hand, the fund’s relatively longer duration versus the Index detracted somewhat from performance. Yield curve positioning, specifically positions in the eight- to 10-year part of the municipal yield curve, were detrimental. Other exposures that detracted included an allocation to taxable and tobacco-backed bonds, Connecticut general obligation bonds, Pennsylvania turnpike bonds and New York City general obligation bonds.

A Positive Stance

The economic fundamentals, as well as supply and demand factors, bode well for the municipal bond market. Issuers have weathered the pandemic in a better fashion than anticipated, with tax receipts exceeding expectations. In addition, federal relief programs, both directly to municipal issuers and indirectly to businesses and consumers, have kept state and local budgets relatively healthy.

Municipal issuers will also benefit from a federal infrastructure spending package that is likely to pass in the near term. This will not only affect infrastructure directly but also benefit state and local economies with job creation and economic activity.

Demand for municipal bonds is likely to remain strong, given the likelihood of higher corporate and personal income tax rates. We also anticipate that supply of tax-exempt

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

municipals will remain manageable since much issuance is occurring in the taxable market. The possibility of inflation remains a risk, but we anticipate that long-term interest rates will rise only gradually.

April 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices, and reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.62	$7.38	$2.36	$2.36
Ending value (after expenses)	$1,016.30	$1,013.00	$1,017.60	$1,017.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.63	$7.39	$2.37	$2.37
Ending value (after expenses)	$1,021.34	$1,017.60	$1,022.59	$1,022.59
†

Expenses are equal to the fund’s annualized expense ratio of ..72% for Class A, 1.47% for Class C, .47% for Class I and .47% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.8%
Asset-Backed Certificates - .0%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	0.22	1/25/2037	37,645	[a]	37,458
Asset-Backed Ctfs./Auto Receivables - 1.4%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/2022	280,134	[b]	280,937
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/2023	22,781	[b]	22,834
Ford Credit Floorplan Master Owner Trust A, Ser. 2018-1, Cl. A1	2.95	5/15/2023	1,000,000		1,002,919
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A3	3.23	5/10/2022	57,240	[b]	57,263
				1,363,953
Banks - 2.1%
Citigroup, Sr. Unscd. Notes, 6 Month LIBOR +.95%	2.88	7/24/2023	1,000,000		1,030,255
JPMorgan Chase & Co., Sr. Unscd. Notes, 6 Month LIBOR +.89%	3.80	7/23/2024	1,000,000		1,070,673
				2,100,928
Health Care - 2.3%
SSM Health Care Corp., Sr. Unscd. Notes, Ser. 2018	3.69	6/1/2023	2,145,000		2,273,305
Total Bonds and Notes (cost $5,534,517)			5,775,644

Long-Term Municipal Investments - 93.1%
Arizona - 1.8%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,600,000	[b]	1,799,380
Arkansas - 2.1%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,835,000		2,119,863
California - 1.8%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2027	1,100,000		1,248,153

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.1% (continued)
California - 1.8% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[b] 603,106
				1,851,259
Colorado - 2.4%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2029	1,000,000	1,279,129
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000	1,157,205
				2,436,334
Connecticut - 1.7%
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	1,000,000	1,137,874
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2026	500,000	574,574
				1,712,448
Florida - 5.0%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. B2	3.00	11/15/2023	1,250,000	1,250,403
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000	1,181,734
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000	1,120,270
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000	1,488,209
				5,040,616
Georgia - 6.8%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000	1,193,440
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2030	1,145,000	1,424,089
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x.67 +.75%	0.82	9/1/2023	1,000,000	[a] 1,005,594
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	1,750,000	2,017,846
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2029	1,000,000	1,150,314
				6,791,283

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.1% (continued)
Hawaii - 1.2%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,254,802
Illinois - 14.3%
Chicago Il Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,116,188
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,161,220
Chicago Il Waterworks, Revenue Bonds (2nd LIEN Project)	5.00	11/1/2026	1,000,000	1,152,040
Chicago O'Hare International Airport, Revenue Bonds	5.25	1/1/2024	1,000,000	1,075,384
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	750,000	877,692
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2028	1,000,000	1,098,248
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000	1,241,366
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000	1,170,034
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2031	1,000,000	1,192,926
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2027	1,000,000	1,201,698
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	5.00	4/1/2027	550,000	667,408
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	750,000	940,104
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. C	5.00	4/1/2025	1,450,000	1,482,349
				14,376,657
Iowa - .7%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co.)	3.13	12/1/2022	665,000	677,767
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	475,000	477,170

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.1% (continued)
Kentucky - 1.2%
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Obligated Group) Ser. C	5.00	10/1/2026	1,000,000		1,218,836
Maryland - 1.2%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000		1,208,686
Massachusetts - 4.5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000		1,226,386
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,000,000		1,197,804
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000		1,437,365
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000		621,776
				4,483,331
Michigan - 1.1%
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,000,000		1,139,984
Minnesota - .9%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000		892,875
Missouri - 1.2%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2027	1,000,000		1,208,931
Multi-State - 1.3%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,195,000	[b]	1,308,091

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.1% (continued)
New Jersey - 6.2%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal Project)	5.00	10/1/2023	1,000,000		1,089,553
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2026	1,000,000		1,165,030
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 2015-1A	5.00	12/1/2024	1,000,000		1,152,261
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000		1,399,981
The Camden County Improvement Authority, Revenue Bonds, Refunding (Rowan University Foundation Project) (Insured; Build America Mutual) Ser. A	5.00	7/1/2032	500,000		641,250
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	735,000		754,022
				6,202,097
New York - 9.3%
New York City, GO, Ser. C	5.00	8/1/2032	400,000		521,784
New York City, GO, Ser. D2	3.86	12/1/2028	2,000,000		2,250,399
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2030	1,000,000		1,267,418
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center Obligated Group)	5.00	12/1/2027	800,000	[b]	959,703
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000		1,040,890
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	1,000,000	[b]	1,040,482
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	1,000,000		1,218,540
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,000,000		1,039,693
				9,338,909
Oklahoma - 1.0%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Developers)	1.63	7/6/2023	1,000,000		1,004,981

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.1% (continued)
Oregon - .6%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2029	500,000	645,419
Pennsylvania - 10.5%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2028	1,000,000	1,262,215
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,500,000	1,605,730
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,158,463
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. AX	5.00	6/15/2028	500,000	636,716
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,000,000	1,012,446
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,226,517
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2030	750,000	980,872
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2026	600,000	728,124
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	500,000	659,206
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,223,920
				10,494,209
Rhode Island - 2.6%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,468,112
Rhode Island Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,178,914
				2,647,026
Tennessee - 2.7%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,360,391

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.1% (continued)
Tennessee - 2.7% (continued)
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	1,250,000	1,335,617
				2,696,008
Texas - 7.7%
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2027	1,250,000	1,485,010
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2031	1,175,000	1,353,370
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2032	500,000	604,337
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	5.75	8/15/2033	1,000,000	1,157,199
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	839,782
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2027	1,000,000	1,188,060
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b] 1,062,889
				7,690,647
Virginia - 1.0%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	1,000,000	1,030,415
Washington - 1.8%
Port of Seattle, Revenue Bonds	5.00	4/1/2027	1,000,000	1,223,153
Spokane Water & Wastewater, Revenue Bonds (Green Bond)	4.00	12/1/2031	500,000	557,868
				1,781,021
Total Long-Term Municipal Investments (cost $87,910,886)			93,529,045
Total Investments (cost $93,445,403)			98.9%	99,304,689
Cash and Receivables (Net)			1.1%	1,104,717
Net Assets			100.0%	100,409,406

a Variable rate security—Interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $7,134,685 or 7.11% of net assets.

12

Portfolio Summary (Unaudited) †	Value (%)
Education	13.9
Medical	13.8
General	13.4
Transportation	10.2
Water	6.3
Airport	6.2
Tobacco Settlement	5.4
Student Loan	5.2
General Obligation	4.3
Development	4.0
Nursing Homes	2.9
Utilities	2.8
Banks	2.1
Power	1.4
Asset-Backed	1.4
Multifamily Housing	1.3
School District	1.2
Facilities	1.1
Pollution	1.0
Single Family Housing	1.0
98.9

† Based on net assets.

See notes to financial statements.

13

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	93,445,403	99,304,689
Cash		123,628
Interest receivable		1,125,326
Prepaid expenses		38,734
		100,592,377
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		29,582
Payable for shares of Beneficial Interest redeemed		99,070
Trustees’ fees and expenses payable		3,021
Other accrued expenses		51,298
		182,971
Net Assets ($)		100,409,406
Composition of Net Assets ($):
Paid-in capital		93,543,125
Total distributable earnings (loss)		6,866,281
Net Assets ($)		100,409,406

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,656,451	49,656	96,702,309	990
Shares Outstanding	163,582	2,220	4,322,709	44.28
Net Asset Value Per Share ($)	22.35	22.37	22.37	22.36

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Interest Income	1,477,899
Expenses:
Investment advisory fee—Note 3(a)	219,306
Professional fees	45,206
Administration fee—Note 3(a)	32,897
Registration fees	32,567
Shareholder servicing costs—Note 3(c)	8,498
Chief Compliance Officer fees—Note 3(c)	7,642
Prospectus and shareholders’ reports	4,158
Trustees’ fees and expenses—Note 3(d)	2,661
Loan commitment fees—Note 2	2,351
Custodian fees—Note 3(c)	1,720
Distribution fees—Note 3(b)	285
Miscellaneous	11,660
Total Expenses	368,951
Less—reduction in expenses due to undertaking—Note 3(a)	(101,927)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,718)
Net Expenses	265,306
Investment Income—Net	1,212,593
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	980,237
Net change in unrealized appreciation (depreciation) on investments	(130,830)
Net Realized and Unrealized Gain (Loss) on Investments	849,407
Net Increase in Net Assets Resulting from Operations	2,062,000

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	1,212,593	3,286,826
Net realized gain (loss) on investments	980,237	6,230,638
Net change in unrealized appreciation (depreciation) on investments	(130,830)	(6,156,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,062,000	3,361,376
Distributions ($):
Distributions to shareholders:
Class A	(159,927)	(185,222)
Class C	(3,600)	(6,353)
Class I	(4,778,274)	(7,324,701)
Class Y	(9,352)	(14,947)
Total Distributions	(4,951,153)	(7,531,223)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	134,459	825,856
Class C	-	39,016
Class I	7,158,830	13,902,471
Distributions reinvested:
Class A	157,616	179,366
Class C	3,194	5,865
Class I	4,608,845	6,674,188
Class Y	-	537
Cost of shares redeemed:
Class A	(289,891)	(1,628,684)
Class C	(47,268)	(84,828)
Class I	(21,954,058)	(174,036,128)
Class Y	(251,578)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,479,851)	(154,122,341)
Total Increase (Decrease) in Net Assets	(13,369,004)	(158,292,188)
Net Assets ($):
Beginning of Period	113,778,410	272,070,598
End of Period	100,409,406	113,778,410

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class A
Shares sold	5,952	36,145
Shares issued for distributions reinvested	7,004	7,877
Shares redeemed	(12,795)	(69,865)
Net Increase (Decrease) in Shares Outstanding	161	(25,843)
Class C
Shares sold	-	1,699
Shares issued for distributions reinvested	142	258
Shares redeemed	(2,100)	(3,772)
Net Increase (Decrease) in Shares Outstanding	(1,958)	(1,815)
Class I
Shares sold	313,363	605,211
Shares issued for distributions reinvested	204,574	292,430
Shares redeemed	(970,517)	(7,469,456)
Net Increase (Decrease) in Shares Outstanding	(452,580)	(6,571,815)
Class Y
Shares issued for distributions reinvested	-	23
Shares redeemed	(11,175)	-
Net Increase (Decrease) in Shares Outstanding	(11,175)	23

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.95	23.53	22.46	23.05	23.43	23.00
Investment Operations:
Investment income—net[a]	.22	.49	.51	.49	.48	.49
Net realized and unrealized gain (loss) on investments	.15	.20	1.08	(.57)	(.35)	.51
Total from Investment Operations	.37	.69	1.59	(.08)	.13	1.00
Distributions:
Dividends from Investment income—net	(.22)	(.49)	(.51)	(.48)	(.47)	(.48)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(.97)	(1.27)	(.52)	(.51)	(.51)	(.57)
Net asset value, end of period	22.35	22.95	23.53	22.46	23.05	23.43
Total Return (%)[b]	1.63[c]	3.09	7.17	(.36)	.59	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.94	.88	.85	.85	.88
Ratio of net expenses to average net assets	.72[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	1.97[d]	2.17	2.24	2.10	2.08	2.07
Portfolio Turnover Rate	4.90[c]	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	3,656	3,750	4,454	6,469	16,714	5,551

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2021		Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.96	23.54	22.47	23.06	23.43	23.00
Investment Operations:
Investment income—net[a]	.14	.32	.34	.29	.30	.31
Net realized and unrealized gain (loss) on investments	.16	.20	1.08	(.54)	(.33)	.51
Total from Investment Operations	.30	.52	1.42	(.25)	(.03)	.82
Distributions:
Dividends from investment income—net	(.14)	(.32)	(.34)	(.31)	(.30)	(.30)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(.89)	(1.10)	(.35)	(.34)	(.34)	(.39)
Net asset value, end of period	22.37	22.96	23.54	22.47	23.06	23.43
Total Return (%)[b]	1.30[c]	2.32	6.36	(1.12)	(.11)	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.67[d]	2.34	2.02	1.84	1.64	1.70
Ratio of net expenses to average net assets	1.47[d]	1.44	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.21[d]	1.45	1.49	1.33	1.34	1.32
Portfolio Turnover Rate	4.90[c]	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	50	96	141	191	585	754

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

20

Six Months Ended
March 31, 2021		Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.97	23.55	22.48	23.07	23.44	23.01
Investment Operations:
Investment income—net[a]	.25	.54	.57	.54	.53	.54
Net realized and unrealized gain (loss) on investments	.15	.21	1.08	(.56)	(.33)	.51
Total from Investment Operations	.40	.75	1.65	(.02)	.20	1.05
Distributions:
Dividends from Investment income—net	(.25)	(.55)	(.57)	(.54)	(.53)	(.53)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.00)	(1.33)	(.58)	(.57)	(.57)	(.62)
Net asset value, end of period	22.37	22.97	23.55	22.48	23.07	23.44
Total Return (%)	1.76[b]	3.35	7.48	(.10)	.84	4.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.65	.55	.55	.56	.57
Ratio of net expenses to average net assets	.47[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.22[c]	2.43	2.49	2.36	2.33	2.32
Portfolio Turnover Rate	4.90[b]	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	96,702	109,675	267,212	262,833	248,973	217,617

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2021		Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.96	23.55	22.48	23.06	23.43	23.00
Investment Operations:
Investment income—net[a]	.28	.56	.57	.54	.54	.54
Net realized and unrealized gain (loss) on investments	.12	.18	1.08	(.55)	(.34)	.51
Total from Investment Operations	.40	.74	1.65	(.01)	.20	1.05
Distributions:
Dividends from Investment income—net	(.25)	(.55)	(.57)	(.54)	(.53)	(.53)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.00)	(1.33)	(.58)	(.57)	(.57)	(.62)
Net asset value, end of period	22.36	22.96	23.55	22.48	23.06	23.43
Total Return (%)	1.78[b]	3.31	7.48	(.11)	.88	4.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69[c]	.67	.57	.56	.55	.57
Ratio of net expenses to average net assets	.47[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.16[c]	2.43	2.49	2.35	2.33	2.32
Portfolio Turnover Rate	4.90[b]	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	1	258	264	507	6,980	995

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of the Sub-Adviser will become employees of Insight North America LLC (“INA”), which, like the Sub-Adviser, will be an affiliate of the Adviser, and will no longer be employees of the Sub-Adviser. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA, replacing the Sub-Adviser. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser (and not the fund) will pay INA for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to INA will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

material terms and conditions of the proposed sub-investment advisory agreement between the Adviser and INA will be substantially similar to those of the sub-investment advisory agreement between the Adviser and Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

24

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

26

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed	-	1,401,411	-	1,401,411
Corporate Bonds	-	4,374,233	-	4,374,233
Municipal Securities	-	93,529,045	-	93,529,045

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: tax-exempt income $2,958,583, ordinary income $1,452,801 and long-term capital gains $3,119,839. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic

28

848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from October 1, 2020 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .45% of

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the value of the fund’s average daily net assets. The Adviser has contractually agreed, from February 1, 2021 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expenses describe above) exceed .50% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser. may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $101,927 during the year ended March 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

30

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $32,897 during the period ended March 31, 2021.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $285 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $4,684 and $95, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net earnings credits, if any, as an expense offset in the in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $1,914 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2021, the fund was charged $1,720 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,718.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $34,555, administration fees of $5,183, Distribution Plan fees of $32, Shareholder Services Plan fees of $786, custodian fees of $908, Chief Compliance Officer fees of $3,931 and transfer agency fees of $819, which are offset against an expense reimbursement currently in effect in the amount of $16,632.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2021, amounted to $5,263,818 and $18,582,200, respectively.

At March 31, 2021, accumulated net unrealized appreciation on investments was $5,859,286, consisting of $5,887,404 gross unrealized appreciation and $28,118 gross unrealized depreciation.

32

At March 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of all institutional intermediate municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional intermediate municipal debt funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the

34

fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional intermediate municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median and at or above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group and above the Performance Universe medians for six of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed .50% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the

36

extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

37

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6935SA0321

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: May 26, 2021

By: /s/ James Windels
         James Windels
         Treasurer (Principal Financial Officer)

Date: May 26, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)